                                                                 Exhibit 4.9


                                                                  CONFORMED COPY



                               CAPITAL ONE BANK



                          PROGRAMME FOR THE ISSUANCE
                              OF DEBT INSTRUMENTS



                 ____________________________________________


                       ISSUE AND PAYING AGENCY AGREEMENT

                 ____________________________________________



                               24 October, 1997



                                CLIFFORD CHANCE
                              NEW YORK AND LONDON

                               TABLE OF CONTENTS

SECTION 1.         INTERPRETATION.............................................................       1

SECTION 2.         APPOINTMENT OF THE PAYING AGENTS...........................................       5

SECTION 3.         THE INSTRUMENTS............................................................       5

SECTION 4.         ISSUANCE OF INSTRUMENTS....................................................       6

SECTION 5.         REPLACEMENT INSTRUMENTS....................................................      10

SECTION 6.         PAYMENTS TO THE ISSUE AND PAYING AGENT.....................................      10

SECTION 7.         PAYMENTS TO HOLDERS OF INSTRUMENTS.........................................      11

SECTION 8.         MISCELLANEOUS DUTIES OF THE ISSUE AND PAYING AGENT AND THE PAYING
                   AGENTS.....................................................................      13

SECTION 9.         EARLY REDEMPTION AND EXERCISE OF OPTIONS...................................      17

SECTION 10.        APPOINTMENT AND DUTIES OF THE CALCULATION AGENT............................      17

SECTION 11.        FEES AND EXPENSES..........................................................      18

SECTION 12.        TERMS OF APPOINTMENT.......................................................      19

SECTION 13.        CHANGES IN AGENTS..........................................................      20

SECTION 14.        NOTICES....................................................................      22

SECTION 15.        LAW AND JURISDICTION.......................................................      23

SECTION 16.        MODIFICATION...............................................................      24

SECTION 17.        COUNTERPARTS...............................................................      24

THE FIRST SCHEDULE............................................................................      25
     FORM OF TEMPORARY GLOBAL INSTRUMENT......................................................      25

THE SECOND SCHEDULE...........................................................................      37
     FORM OF PERMANENT GLOBAL INSTRUMENT......................................................      37

THE THIRD SCHEDULE............................................................................      42
     FORM OF DEFINITIVE INSTRUMENT............................................................      42

   .............................................................................................
THE FOURTH SCHEDULE.............................................................................    53
     PROVISIONS FOR MEETINGS OF THE HOLDERS OF INSTRUMENTS......................................    53

THE FIFTH SCHEDULE..............................................................................    60
     THE SPECIFIED OFFICES OF THE PAYING AGENTS AND THE CALCULATION AGENT.......................    60


THE SIXTH SCHEDULE..............................................................................    61
     CALCULATION AGENT APPOINTMENT LETTER.......................................................    61

THIS ISSUE AND PAYING AGENCY AGREEMENT is made the 24th day of October, 1997
______________________________________

BETWEEN:

(1)  CAPITAL ONE BANK (the "Issuer");

(2) MORGAN GUARANTY TRUST COMPANY OF NEW YORK, LONDON OFFICE in its capacities as issue and paying agent (the "ISSUE AND PAYING AGENT", which expression shall include any successor to Morgan Guaranty Trust Company of New York, London Office in its capacity as such) and as Calculation Agent (as defined herein)); and

(3) MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE and KREDIETBANK S.A. LUXEMBOURGEOISE in their capacities as paying agents (the "PAYING AGENTS", which expression shall include the Issue and Paying Agent and any substitute or additional paying agents appointed in accordance herewith).

WHEREAS:

(A) The Issuer has established a programme (the "PROGRAMME") for the issuance of debt instruments (the "INSTRUMENTS"), in connection with which it has entered into a dealership agreement (as amended, supplemented or replaced, the "DEALERSHIP AGREEMENT") dated 24 October, 1997 and made between the Issuer, Morgan Stanley & Co. International Limited, Morgan Stanley Bank AG, Morgan Stanley S.A., ABN AMRO Bank N.V., Barclays de Zoete Wedd Limited, Chase Manhattan International Limited, Deutsche Bank AG London, Goldman Sachs International, Lehman Brothers International (Europe), J.P. Morgan Securities Ltd. and Salomon Brothers International Limited (the "DEALERS", which expression shall include any substitute or additional dealers appointed in accordance with the Dealership Agreement).

(B) Instruments may be issued on a listed or unlisted basis. The Issuer has made an application to the Luxembourg Stock Exchange for Instruments issued under the Programme to be listed on the Luxembourg Stock Exchange, in connection with which application the Issuer has procured in preparation of the Information Memorandum (as defined herein). Application will be made, in certain circumstances to list French Franc Instruments (as defined in the Information Memorandum (as defined herein)) on the Paris Stock Exchange. Instruments may be listed on such other stock exchange or stock exchanges as the Issuer and the relevant Dealer(s) may agree.

(C) The parties hereto wish to record certain arrangements which they have made in relation to the Instruments to be issued under the Programme.

IT IS AGREED as follows:

SECTION 1.  INTERPRETATION

1.01  In this Agreement:

      "BANKING DAY" means a day (other than Saturdays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in the place where the specified office of the Issue and Paying Agent is located and in London;

      "CALCULATION AGENT" means, in relation to any Series of Instruments, the institution appointed as calculation agent for the purposes of such Instruments and named as such in the relevant Pricing Supplement, in the case of the Issue and Paying Agent, pursuant to Section 10, in the case of a Dealer, pursuant to Section 4 of the Dealership Agreement and, in the case of any other institution pursuant to a letter of appointment in, or substantially in, the form set out in the Sixth Schedule and, in any case, any successor to such institution in its capacity as such;

      "CEDEL BANK" means Cedel Bank, societe anonyme;

      a "CLAUSE" means, unless the context indicates otherwise, a clause in a section hereof;

      a "COUPON" means an interest coupon and where the context permits, a Talon, in each case appertaining to a Definitive Instrument;

      "DEFINITIVE INSTRUMENT" means an Instrument in definitive form substantially in the form set out in the Third Schedule hereto;

      "EUROCLEAR" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system;

      "EVENT OF DEFAULT" means any of the circumstances or events set out as an event of default in the Terms and Conditions;

      the "EXCHANGE ACT" means the United States Securities Exchange Act of
      1934;

      "GLOBAL INSTRUMENT" means a Temporary Global Instrument or, as the context may require, a Permanent Global Instrument;

      "INFORMATION MEMORANDUM" means the information memorandum and information memorandum addendum each dated 24 October 1997 the preparation of which has been procured by the Issuer in connection with the application for Instruments to be listed on the Luxembourg and Paris Stock Exchange, and any further information memorandum and information memorandum addendum, in each case, prepared in connection with the listing of any Instruments on any other stock exchange together with any information incorporated therein by reference, as the same may be amended, supplemented, updated and/or substituted from time to time;

      "INSTALMENT INSTRUMENT" means an Instrument the principal amount of which is repayable by Instalments;

      "LOCAL TIME" in relation to any payment, means the time in the city or town in which the relevant bank or the relevant branch or office thereof is located, and any reference to "LOCAL BANKING DAYS" in relation thereto is to days (other than Saturdays and Sundays) on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in such city or town;

     "LONDON BUSINESS DAY" means a day on which commercial banks and foreign exchange markets are open for business in London;

     references to a "MASTER TEMPORARY GLOBAL INSTRUMENT" and a "MASTER PERMANENT GLOBAL INSTRUMENT" are to an Instrument substantially in the form set out in the First and Second Schedule hereto (respectively) which are complete save in that they require completion by the Issue and Paying Agent, on behalf of the Issuer, as to the details of the Tranche of Instruments to which they will relate;

     "OUTSTANDING" means, in relation to any Series of Instruments, all such Instruments and any Coupons relating thereto other than:

           (i) those which have been redeemed in full or purchased and cancelled pursuant to the Terms and Conditions;

           (ii) those in respect of which the date for redemption in full (including, but not limited to, the due date for payment of the final instalment in respect of an Instalment Instrument) has occurred and the redemption moneys therefor (including all arrears of interest to such date for redemption) have been duly paid to the Issue and Paying Agent in the manner provided for in this Agreement (and, where appropriate, notice to that effect has been given in accordance with the Terms and Conditions) and remain available for payment in accordance with the Terms and Conditions;

           (iii) those which have been forfeited or have become void or claims in respect of which have become prescribed under the Terms and Conditions;

           (iv) (for the purpose only of ascertaining the amount outstanding and without prejudice to their status for any other purpose) those Instruments which are alleged to have been lost, stolen or destroyed and in respect of which replacement Instruments have been issued pursuant to the Terms and Conditions;

           (v) those Instruments which have been mutilated or defaced and which have been surrendered or cancelled and in respect of which replacement Instruments have been issued pursuant to the Terms and Conditions;

           (vi) any Temporary Global Instrument to the extent that it has been exchanged for Definitive Instruments or a Permanent Global Instrument; and

           (vii) any Permanent Global Instrument to the extent that it has been exchanged for Definitive Instruments,

     "PERMANENT GLOBAL INSTRUMENT" means a Global Instrument representing Instruments in bearer form and which shall be substantially in the form set out in the Second Schedule hereto;

     "RECEIPT" means a payment receipt appertaining to an Instalment Instrument in definitive form;

     "RELEVANT AGREEMENT" means an Agreement between the Issuer and any Dealer(s) for the sale by the Issuer and the purchase by such Dealer(s) of any Instruments;

     "RELEVANT DEALER" means, in respect of any Tranche of Instruments, the institution specified as such in the relevant Pricing Supplement or, if there is only one Dealer in respect of such Tranche of Instruments, such Dealer;

     a "SCHEDULE" means, unless the context indicates otherwise, to a schedule hereto;

     a "SECTION" means, unless the context indicates otherwise, to a section hereof;

     the "SECURITIES ACT" is to the United States Securities Act of 1933, as amended;

     "SERIES" means a Tranche or Tranches of Instruments the terms of which are identical except that the issue date and the amount of the first payment of interest may be different in respect of different Tranches and a Series may comprise Instruments in more than one denomination;

     the "SPECIFIED OFFICE" of any Paying Agent or Calculation Agent means the office specified against its name in the Fifth Schedule or, in the case of any Paying Agent or Calculation Agent not originally party hereto, specified in its terms of appointment (or, in the case of a Calculation Agent which is a Dealer, specified for the purposes of Section 6 of the Dealership Agreement) or such other office in the same city or town as such Paying Agent or, as the case may be, such Calculation Agent may specify by notice to the Issuer and the other parties hereto in accordance with Clause 13.08;

     a "TALON" means a talon exchangeable for further Coupons;

     "TEMPORARY GLOBAL INSTRUMENT" means a Global Instrument representing Instruments in bearer form and which shall be substantially in the form set out in the First Schedule hereto;

     the "TERMS AND CONDITIONS" means, in relation to any Instruments, the terms and conditions applicable to such Instruments set out in the Information Memorandum, as amended or supplemented or replaced in the Pricing Supplement prepared in respect of such Instruments and any reference to a numbered "Condition" is to the correspondingly numbered provision thereof; and

     "TRANCHE" means Instruments which are issued on the same issue date, the terms of which are identical in all respects (save that a Tranche may comprise Instruments in more than one denomination).

1.02 Terms used, but not defined, herein shall have the meanings ascribed to them in the Terms and Conditions.

1.03 Section and Schedule headings are for ease of reference only and shall not affect the construction or interpretation of this Agreement.

1.04 In this Agreement, any reference to payments of principal or interest includes any additional amounts payable in relation thereto under the Terms and Conditions.

SECTION 2.  APPOINTMENT OF THE PAYING AGENTS

2.01 The Issuer appoints each of the Paying Agents at their respective specified offices as its agent in relation to the Instruments for the purposes specified in this Agreement and in the Terms and Conditions and all matters incidental thereto.

2.02 Each of the Paying Agents accepts its appointment as agent of the Issuer in relation to the Instruments and shall perform all matters expressed to be performed by it in, and otherwise comply with, the Terms and Conditions and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

SECTION 3.  THE INSTRUMENTS

3.01    Each Temporary and Permanent Global Instrument shall:

        (a) be printed, lithographed or typewritten in substantially the form (duly completed) set out in (in the case of a Temporary Global Instrument) the First Schedule and (in the case of a Permanent Global Instrument) the Second Schedule but with such modifications, amendments and additions as the Relevant Dealer and the Issuer shall have agreed to be necessary;

        (b) have attached thereto or incorporated by reference therein the Terms and Conditions;

        (c) be executed manually or in facsimile by a duly authorised officer of the Issuer or shall be a duplicate of the relevant master Temporary Global Instrument or, as the case may be, master Permanent Global Instrument supplied by the Issuer under Clause
             4.02 hereof and, in any case, shall be authenticated manually by or on behalf of the Issue and Paying Agent; and

        (d)  bear a unique serial number.

3.02    Each Definitive Instrument shall:

        (a) be in substantially the form (duly completed) set out in the Third Schedule but with such modifications, amendments and additions as the Relevant Dealer and the Issuer shall have agreed to be necessary;

        (b) unless the contrary is specified in the relevant Pricing Supplement, be in the format from time to time specified by the International Primary Market Association or any successor body thereto;

        (c)  have a unique serial number printed thereon;

     (d) if so specified in the relevant Pricing Supplement, have Coupons attached thereto at the time of its initial delivery;

     (e) if so specified in the relevant Pricing Supplement, have a Talon attached thereto at the time of its initial delivery;

     (f) in the case of an Instalment Instrument, if so specified in the relevant Pricing Supplement, have a Receipt attached thereto at the time of its initial delivery;

     (g) have the Terms and Conditions endorsed thereon, or attached thereto or incorporated by reference therein;

     (h) be executed manually or in facsimile by a duly authorised officer of the Issuer and authenticated manually by or on behalf of the Issue and Paying Agent;

     (i) be printed in accordance with the requirements of any clearing system, by which such Instruments are intended to be accepted;

     (j) be printed in accordance with the requirements of any stock exchange, on which such Instruments may be listed; and

     (k) be printed in accordance with, and otherwise satisfy, any other applicable legal and/or regulatory requirements.

3.03 Each master Temporary Global Instrument and master Permanent Global Instrument, if any, will be signed manually by a duly authorised officer of the Issuer. A master Temporary Global Instrument or master Permanent Global Instrument may be used provided that the person(s) whose signature(s) appear thereon was an authorised signatory at the date of signing such master Temporary Global Instrument or master Permanent Global Instrument notwithstanding that any such person may, for any reason (including death), have ceased to be such authorised signatory at the time of the creation and issue of the relevant Tranche or the issue and delivery of the relevant Instrument.

3.04 Any facsimile signature affixed to an Instrument may be that of a person who is at the time of the creation and issue of the relevant Tranche an authorised signatory for such purpose of the Issuer notwithstanding that such person may for any reason (including death) have ceased to be such an authorised signatory at the time at which the relevant Instrument may be delivered.

3.05 The Issuer shall promptly notify in writing the Issue and Paying Agent of any change in the names of the person or persons whose signatures are to be used.

SECTION 4.  ISSUANCE OF INSTRUMENTS

4.01 Upon the conclusion of any Relevant Agreement, the Issuer shall, as soon as practicable but in any event, not later than 2.00 p.m. (London time) on the third Banking Day prior to the proposed Issue Date:

     (a) confirm by tested telex or tested facsimile to the Issue and Paying Agent all such information as the Issue and Paying Agent may reasonably require to carry out its functions under this Agreement and in particular, whether customary eurobond or medium term note settlement and payment procedures will apply to the relevant Tranche and (if a master Global Instrument is to be used), such details as are necessary to enable it to complete a duplicate or duplicates of the master Global Instrument and (if medium term note settlement and payment procedures are to apply) the account of the Issuer to which payment should be made;

     (b) deliver a copy, duly executed, of the Pricing Supplement in relation to the relevant Tranche to the Issue and Paying Agent; and

     (c) unless a master Global Instrument is to be used and the Issuer shall have provided such document to the Issue and Paying Agent pursuant to Clause 4.02, ensure that there is delivered to the Issue and Paying Agent an appropriate Global Instrument (in unauthenticated form but executed on behalf of the Issuer and otherwise complete) in relation to the relevant Tranche.

4.02 The Issuer may, at its option, deliver from time to time to the Issue and Paying Agent a stock of master Temporary Global Instruments and master Permanent Global Instruments (in unauthenticated form but executed on behalf of the Issuer).

4.03 The Issue and Paying Agent shall on behalf of the Issuer, where the relevant Instruments are to be listed on the Luxembourg Stock Exchange, deliver a copy of the Pricing Supplement in relation to the relevant Tranche to the Luxembourg Stock Exchange as soon as practicable but in any event not later than
2.00 p.m. (local time) no later than three Luxembourg business days prior to the proposed issue date therefor.

4.04 Except in the case of issues of Instruments which are syndicated among two or more Dealers, in which event this Clause 4.04 shall not apply, on or before
10.00 a.m. (London time) on the Banking Day prior to the issue date in relation to each Tranche, the Issue and Paying Agent shall authenticate and deliver the relevant Global Instrument to the relevant depositary for Euroclear and/or Cedel Bank and/or any other relevant clearing system. The Issue and Paying Agent shall give instructions to Euroclear and/or Cedel Bank and/or any other relevant clearing system to credit Instruments represented by a Global Instrument to the Issue and Paying Agent's distribution account and to hold each such Instrument to the order of the Issuer pending delivery to the relevant Dealer(s) on a delivery against payment basis (or on such other basis as shall have been agreed between the Issuer and the Relevant Dealer and notified to the Issue and Paying Agent) in accordance with the normal procedures of Euroclear or Cedel Bank or such other clearing system, as the case may be and, following payment, to credit the Instruments represented by such Global Instrument to such securities account(s) as shall have been notified to the Issue and Paying Agent by the Issuer. The Issue and Paying Agent shall on the issue date in respect of the relevant Tranche and against receipt of funds from the relevant Dealer(s) transfer the proceeds of issue to the Issuer to the account notified in accordance with Clause 4.01 above.

If no such securities account(s) shall have been specified, or the relevant Tranche is not intended to be cleared through any clearing system, the Issue and Paying Agent shall authenticate and make available at its specified office on the issue date in respect of the relevant Tranche the relevant Global Instrument.

4.05 If the Issue and Paying Agent should pay an amount (an "ADVANCE") to the Issuer in the belief that a payment has been or will be received from a Dealer, and if such payment is not received by the Issue and Paying Agent on the date that the Issue and Paying Agent pays the Issuer, the Issuer shall forthwith repay the advance (unless prior to such repayment the payment is received from the Dealer) and shall pay interest on such amount which shall accrue (as well after as before judgment) on the basis of a year of 360 days (365 days (366 days in the case of a leap year) in the case of an advance paid in sterling) and the actual number of days elapsed from the date of payment of such advance until the earlier of (i) repayment of the advance or (ii) receipt by the Issue and Paying Agent of the payment from the Dealer, and at the rate per annum which is the aggregate of one per cent. per annum and the rate reasonably determined and certified by the Issue and Paying Agent and expressed as a rate per annum as reflecting its cost of funds for the time being in relation to the unpaid amount.

4.06 The Issuer shall, in relation to each Tranche of Instruments which is represented by a Temporary Global Instrument, ensure that there is delivered to the Issue and Paying Agent not less than ten (five, in the case of an exchange for the Permanent Global Instrument) Banking Days before the relevant Temporary Global Instrument becomes exchangeable therefor, the Permanent Global Instrument (in unauthenticated form, but executed by the Issuer and otherwise complete) in relation thereto unless a master Permanent Global Instrument is to be used and the Issuer has provided the relevant document to the Issue and Paying Agent pursuant to Clause 4.02 or, as the case may be, the Definitive Instruments (in unauthenticated form, but executed by the Issuer and otherwise complete) in relation thereto. The Issue and Paying Agent shall authenticate and deliver such Permanent Global Instrument or, as the case may be, Definitive Instruments in accordance with the terms hereof and of the relevant Temporary Global Instrument.

4.07 The Issuer shall, in relation to each Tranche of Instruments which is represented by a Permanent Global Instrument in relation to which an exchange notice has been given in accordance with the terms of such Permanent Global Instrument or which is due to be exchanged in accordance with its terms, ensure that there is delivered to the Issue and Paying Agent not less than ten Banking Days before the latest date on which the relevant notice period expires or, in any event, on which such Permanent Global Instrument may be exchanged prior to becoming void, the Definitive Instruments (in unauthenticated form but executed by the Issuer and otherwise complete) in relation thereto. The Issue and Paying Agent shall authenticate and deliver such Definitive Instruments in accordance with the terms hereof and of the relevant Permanent Global Instrument.

4.08 Where any Definitive Instruments are to be delivered in exchange for a Temporary Global Instrument or a Permanent Global Instrument, the Issue and Paying Agent shall ensure that (i) in the case of Definitive Instruments with Coupons attached, such Definitive Instruments shall have attached thereto only such Coupons as shall ensure that neither loss nor gain of interest shall accrue to the bearer thereof; (ii) in the case of Instalment Instruments which are Definitive Instruments with Receipts, such Definitive Instruments shall have attached thereto only such Receipts in respect of Instalment Amounts as shall not then have been paid; and (iii) in the case of Instalment Instruments which are Definitive Instruments without Receipts, any Instalment Amounts that shall have then been paid shall be noted on the grid endorsed on such Definitive Instruments.

4.09 The Issue and Paying Agent shall hold in safe custody all unauthenticated Temporary Global Instruments, Permanent Global Instruments or Definitive Instruments (including any Coupons attached thereto) delivered to it in accordance with this Section 4 and Section 5 and shall ensure that the same (or, in the case of a master Global Instrument copies thereof) are authenticated and delivered only in accordance with the terms hereof and, if applicable, the relevant Instrument. The Issuer shall ensure that each of the Issue and Paying Agent and the Replacement Agent (as defined in Clause 5.01) holds sufficient Instruments, Receipts or Coupons to fulfil its respective obligations under
Section 4 and Section 5 and each of the Issue and Paying Agent and the Replacement Agent undertakes to notify the Issuer if it holds insufficient Instruments, Receipts or Coupons for such purposes.

4.10 The Issue and Paying Agent is authorised by the Issuer to authenticate such Temporary Global Instruments, Permanent Global Instruments, or, as the case may be, Definitive Instruments as may be required to be authenticated hereunder by the signature of any of its officers or any other person duly authorised for the purpose by the Issue and Paying Agent.

4.11 On each occasion on which a portion of a Temporary Global Instrument or a Permanent Global Instrument is exchanged for a portion of a Permanent Global Instrument or, as the case may be, for Definitive Instruments, the Issue and Paying Agent shall note or procure that there is noted on the Schedule to the Temporary Global Instrument or, as the case may be, Permanent Global Instrument the aggregate principal amount thereof so exchanged and the remaining principal amount of the Temporary Global Instrument or, as the case may be, Permanent Global Instrument (which shall be the previous principal amount thereof less (or, in the case of a Permanent Global Instrument in respect of an exchange of a portion of a Temporary Global Instrument for a Permanent Global Instrument,
plus) the aggregate principal amount so exchanged) and shall procure the signature of such notation on its behalf. The Issue and Paying Agent shall cancel or procure the cancellation of each Temporary Global Instrument or, as the case may be, Permanent Global Instrument against surrender of which it has made full exchange for a Permanent Global Instrument or Definitive Instruments.

4.12 The Issuer shall, in relation to any Definitive Instruments to which a Talon is attached upon the initial delivery thereof, on each occasion on which a Talon becomes exchangeable for further Coupons, not less than five Banking Days before the date on which the final Coupon comprised in any Coupon sheet (which includes a Talon) matures ("TALON EXCHANGE DATE"), ensure that there is delivered to the Issue and Paying Agent such number of Coupon sheets as may be required in order to enable the Paying Agents to fulfil their obligation under Clause 4.13 hereof.

4.13 The relevant Paying Agent shall, against the presentation and surrender of any Talon, on or after the Talon Exchange Date in respect of such Talon, deliver a Coupon sheet provided that if any Talon is presented and surrendered for exchange to a Paying Agent and the Replacement Agent (as defined in Clause 5.01) has delivered a replacement therefor such Paying Agent shall forthwith notify the Issuer of such presentation and surrender and shall not exchange against the same unless and until it is so instructed by the Issuer. After making such exchange, the Paying Agent shall cancel each Talon surrendered to it and in respect of which a Coupon sheet shall have been delivered and shall (if such Paying Agent is not the Issue and Paying Agent) deliver the same to the Issue and Paying Agent.

4.14 The Issuer undertakes to notify the Issue and Paying Agent of any changes in the identity of the Dealers appointed generally in respect of the Programme and the Issue and Paying Agent agrees to notify the other Paying Agents thereof as soon as reasonably practicable thereafter.

4.15 In the case of Partly Paid Instruments, on each occasion that payment is made to the Issuer in accordance with the Terms and Conditions of any Partly Paid Instalment in respect of any

Instruments, the Issue and Paying Agent shall note or procure that there is noted on the Schedule to the relevant Global Instrument (i) the aggregate principal amount of such payment, and (ii) the increased principal amount of the relevant Instrument (which shall be the previous principal amount plus the amount referred to at (i) above) and shall procure the signature of such notation on its behalf.

4.16 In the case of Partly Paid Instruments, on each occasion on which any Instruments are to be forfeited, the Issuer will give notice thereof to the Issue and Paying Agent of the aggregate principal amount of Instruments which are to be forfeited.

4.17 In the case of Partly Paid Instruments, on each occasion on which any Instruments are forfeited, the Issue and Paying Agent shall note or procure that there is noted on the Schedule to the Temporary Global Instrument or Permanent Global Instrument, the aggregate principal amount so forfeited and the remaining principal amount of the Temporary Global Instrument or Permanent Global Instrument and shall procure the signature of such notation on its behalf. The Issue and Paying Agent shall cancel or procure the cancellation of each Temporary Global Instrument or, as the case may be, Permanent Global Instrument in respect of which all the Instruments represented thereby have been forfeited.

SECTION 5.  REPLACEMENT INSTRUMENTS

5.01 The Issue and Paying Agent or, as the case may be in respect of any Instruments, the Paying Agent named in the relevant Pricing Supplement (in such capacity "REPLACEMENT AGENT") shall, upon and in accordance with the instructions (which instructions may, without limitation, include terms as to the payment of expenses and as to evidence, security and indemnity) of the Issuer but not otherwise, authenticate and deliver a Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon, as the case may be, as a replacement for any of the same which has been mutilated or defaced or which has or has been alleged to have been destroyed, stolen or lost Provided that no Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon, as the case may be, shall be delivered as a replacement for any of the same which has been mutilated or defaced otherwise than against surrender of the same.

5.02 Each replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon delivered hereunder shall bear a unique serial number and be in a form otherwise identical to the Instrument it so replaces.

5.03 The Replacement Agent shall cancel each mutilated or defaced Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon surrendered to it and in respect of which a replacement has been delivered.

5.04 The Replacement Agent shall notify the Issuer and the other Paying Agents of the delivery by it in accordance herewith of any replacement Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon, specifying the serial number thereof and the serial number (if any and if known) of the Instrument which it replaces and confirming (if such be the case) that the Instrument which it replaces has been cancelled.

5.05 Unless the Issuer instructs otherwise, the Replacement Agent shall destroy each mutilated or defaced Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon surrendered to and cancelled by it and in respect of which a replacement has been delivered and shall, as soon as reasonably practicable but not later than three months after such destruction, furnish the Issuer with a certificate as to such destruction and specifying the serial numbers of the Temporary Global Instrument, Permanent Global Instrument and Definitive Instruments (distinguishing between different denominations) in numerical sequence and the total number by payment or maturity date of Receipts and Coupons (distinguishing Talons) as destroyed.

SECTION 6.  PAYMENTS TO THE ISSUE AND PAYING AGENT

6.01 In order to provide for the payment of interest and principal or, as the case may be, any other amount payable in respect of the Instruments of each Series as the same shall become due and payable, the Issuer shall pay to the Issue and Paying Agent on or before the date on which such payment becomes due an amount equal to the amount of principal or, as the case may be, interest (including for this purpose any amounts remaining payable in respect of uncancelled Coupons pertaining to Definitive Instruments which have been cancelled following their purchase in accordance with the Terms and Conditions) then becoming due in respect of such Instruments or any other amount payable.

6.02 Each amount payable by the Issuer under Clause 6.01 shall be paid unconditionally by credit transfer in the currency in which the Instruments of the relevant Series are denominated or, if different, payable and in immediately available, freely transferable funds not later than 10.00 a.m. (local time) on the relevant day to such account with such bank as the Issue and Paying Agent may by notice to the Issuer have specified for the purpose. The Issuer shall, before 10.00 a.m. (local time) on the second local banking day before the due date of each payment by it under Clause 6.01, confirm to the Issue and Paying Agent by tested telex that it has given irrevocable instructions for the transfer of the relevant funds to the Issue and Paying Agent and the name and the account of the bank through which such payment is being made.

6.03 The Issue and Paying Agent shall be entitled to deal with each amount paid to it hereunder in the same manner as other amounts paid to it as a banker by its customers provided that:

     (a) it shall not against the Issuer exercise any lien, right of set-off or similar claim in respect thereof; and

     (b)  it shall not be liable to any person for interest thereon.

6.04 All moneys paid to the Issue and Paying Agent by the Issuer in respect of any Instrument shall be held by the Issue and Paying Agent from the moment when such moneys are received until the time of actual payment thereof, for the persons entitled thereto, to apply the same in accordance with Section 7 and it shall not be obliged to repay any such amount unless or until claims against the Issuer in respect of the relevant Instruments are prescribed or the obligation to make the relevant payment becomes void or ceases in accordance with the Terms and Conditions, in which event it shall repay, as soon as practicable, to the Issuer such portion of such amount as relates to such claim or payment by paying the same by credit transfer to such account with such bank as the Issuer may by notice to the Issue and Paying Agent have specified for the purpose.

6.05 If the Issue and Paying Agent has not, (a) by 1.00 p.m. (local time) on the second local banking day before the due date of any payment to it under Clause 6.01, received notification of the relevant payment confirmation referred to in Clause 6.02 it shall forthwith notify the Issuer or (b) by

10.00 (a.m.) (local time) on the due date of any payment received the full amount payable under Clause 6.01 it shall forthwith notify the Issuer and the Paying Agents thereof. If the Issue and Paying Agent subsequently receives notification of such payment instructions or payment of the amount due, it shall forthwith notify the Issuer and the Paying Agents thereof.

SECTION 7.  PAYMENTS TO HOLDERS OF INSTRUMENTS

7.01 Each Paying Agent acting through its specified office shall make payments of interest or, as the case may be, principal in respect of Instruments in accordance with the Terms and Conditions applicable thereto (and, in the case of a Temporary Global Instrument or a Permanent Global Instrument, the terms thereof) Provided that:

     (a) if any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt or Coupon is presented or surrendered for payment to any Paying Agent and such Paying Agent has delivered a replacement therefor or has been notified that the same has been replaced, such Paying Agent shall forthwith notify the Issuer of such presentation or surrender and shall not make payment against the same until it is so instructed by the Issuer and has received the amount to be so paid;

     (b) a Paying Agent shall not be obliged (but shall be entitled) to make such payments if it is not able to establish that the Issue and Paying Agent has received (whether or not at the due time) the full amount of the relevant payment due to it under Clause 6.01;

     (c) each Paying Agent shall cancel or procure the cancellation of each Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument (in the case of early redemption, together with such unmatured Receipts or Coupons or unexchanged Talons as are attached to or are surrendered with it at the time of such redemption), Receipt or, as the case may be, Coupon against surrender of which it has made full payment and shall (if such Paying Agent is not the Issue and Paying Agent) deliver or procure the delivery of each Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument (together with as aforesaid) Receipt or Coupon so cancelled by it to the Issue and Paying Agent; and

     (d) in the case of payment of principal or, as the case may be, interest against presentation of a Temporary Global Instrument or a Permanent Global Instrument or in the case of payment of an Instalment Amount in respect of an Instalment Instrument against presentation of a Definitive Instrument without Receipts, the relevant Paying Agent shall note or procure that there is noted on the Schedule thereto (or, in the absence of a Schedule, on the face thereof) the amount of such payment and, in the case of payment of principal, the remaining principal amount of the relevant Instrument (which shall be the previous principal amount less the principal amount in respect of which payment has then been paid) and shall procure the signature of such notation on its behalf.

7.02 None of the Paying Agents shall exercise any lien, right of set-off or similar claim against any person to whom it makes any payment under Clause 7.01 in respect thereof, nor shall any commission or expense be charged by it to any such person in respect thereof.

7.03 If a Paying Agent other than the Issue and Paying Agent makes any payment in accordance with Clause 7.01:

     (a) it shall notify the Issue and Paying Agent of the amount so paid by it, the serial number of the Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon against presentation or surrender of which payment of principal or interest was made and the number of Coupons by maturity against which payment of interest was made; and

     (b)  subject to and to the extent of compliance by the Issuer with Clause
          6.01 (whether or not at the due time), the Issue and Paying Agent shall reimburse such Paying Agent for the amount so paid by it by payment out of the funds received by it under Clause 6.01 of an amount equal to the amount so paid by it by paying the same by credit transfer to such account with such bank as such Paying Agent may by notice to the Issue and Paying Agent have specified for the purpose.

7.04 If the Issue and Paying Agent makes any payment in accordance with Clause 7.01, it shall be entitled to appropriate for its own account out of the funds received by it under Clause 6.01 an amount equal to the amount so paid by it.

7.05 If any Paying Agent makes a payment in respect of Instruments at a time at which the Issue and Paying Agent has not received the full amount of the relevant payment due to it under Clause 6.01, and the Issue and Paying Agent is not able out of the funds received by it under Clause 6.01 to reimburse such Paying Agent therefor (whether by payment under Clause 7.03 or appropriation under Clause 7.04), the Issuer shall from time to time on demand pay to the Issue and Paying Agent for the account of such Paying Agent:

     (a) the amount so paid out by such Paying Agent and not so reimbursed to it; and

     (b) interest on such amount from the date on which such Paying Agent made such payment until the date of reimbursement of such amount,

Provided that any payment made under paragraph (a) above shall satisfy pro tanto the Issuer's obligations under Clause 6.01.

7.06 Interest shall accrue for the purpose of paragraph (b) of Clause 7.05 (as well after as before judgment) on the basis of a year of 360 days (365 days (366 days in the case of a leap year) in the case of an amount in sterling) and the actual number of days elapsed and at the rate per annum which is the aggregate of one per cent. per annum and the rate per annum specified by the Issue and Paying Agent as reflecting its cost of funds for the time being in relation to the unpaid amount.

7.07 If at any time and for any reason a Paying Agent makes a partial payment in respect of any Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument or Coupon surrendered for payment to it, such Paying Agent shall endorse thereon (and, in the case of an Instalment Instrument which is a Definitive Instrument, on the relevant Receipt) a statement indicating the amount and date of such payment.

SECTION 8. MISCELLANEOUS DUTIES OF THE ISSUE AND PAYING AGENT AND THE PAYING AGENTS

CANCELLATION, DESTRUCTION AND RECORDS

8.01 The Issue and Paying Agent shall:

     (a) separately in respect of each Series of Instruments, maintain a record of all Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments, Receipts and Coupons delivered hereunder and of their redemption, payment, exchange, forfeiture (in the case of Partly Paid Instruments), cancellation, mutilation, defacement, alleged destruction, theft or loss or replacement Provided that no record need be maintained of the serial numbers of Receipts or Coupons (save insofar as that a record shall be maintained of the serial numbers of unmatured Receipts and Coupons and/or unexchanged Talons missing at the time of redemption or other cancellation of the relevant Definitive Instruments and, in the case of Coupons, of any subsequent payments against such Coupons) and shall send forthwith to the other Paying Agents a list of any unmatured Receipts and Coupons and/or unexchanged Talons missing upon redemption of the relevant Definitive Instrument;

     (b) separately in respect of each Series of Instruments, maintain a record of all certifications received by it in accordance with the provisions of any Temporary Global Instrument;

     (c) upon request by the Issuer, inform the Issuer of the spot rate of exchange quoted by it for the purchase of the currency in which the relevant Instruments are denominated against payment of United States dollars (or such other currency specified by the Issuer) on the date on which the Relevant Agreement (as defined in the Dealership Agreement) in respect of such Instruments was made; and

     (d) make such records available for inspection at all reasonable times by the Issuer and the other Paying Agents.

8.02 The Paying Agents shall make available to the Issue and Paying Agent such information as may reasonably be required for the maintenance of the records referred to in Clause 8.01.

8.03 The Issuer may from time to time deliver to the Issue and Paying Agent Definitive Instruments and unmatured Coupons appertaining thereto for cancellation, whereupon the Issue and Paying Agent shall cancel such Definitive Instruments and Coupons. The Issuer may from time to time procure the delivery to the Issue and Paying Agent of a Temporary Global Instrument or a Permanent Global Instrument with instructions to cancel a specified aggregate principal amount of Instruments represented thereby (which instructions shall be accompanied by evidence satisfactory to the Issue and Paying Agent that the Issuer is entitled to give such instructions) whereupon the Issue and Paying Agent shall note or procure that there is noted on the Schedule to such Temporary Global Instrument or Permanent Global Instrument the aggregate principal amount of Instruments so to be cancelled and the remaining principal amount thereof (which shall be the previous principal amount thereof less the aggregate principal amount of the Instruments so cancelled) and shall procure the signature of such notation on its behalf.

8.04 As soon as practicable (but in any event not later than three months) after each interest or other payment date in relation to any Series of Instruments, after each date on which Instruments are cancelled in accordance with Clause 8.03, and after each date on which the Instruments fall due for redemption, the Issue and Paying Agent shall notify the Issuer and the other Paying Agents (on the basis of the information available to it and distinguishing between the Instruments of each Series) of the serial numbers of any Definitive Instruments and/or the number of Coupons (by reference to maturity) against presentation or surrender of which payment has been made and of the serial numbers of any Definitive Instruments (distinguishing between different denominations) or, as the case may be, Coupons which have not yet been presented or surrendered for payment.

8.05 The Issue and Paying Agent may destroy each Temporary Global Instrument, Permanent Global Instrument, Definitive Instrument, Receipt and Coupon delivered to or cancelled by it in accordance with Clause 4.11, Clause 4.13, Clause 4.17, paragraph (c) of Clause 7.01 or (where there is no principal amount remaining of such Temporary Global Instrument or Permanent Global Instrument) delivered to and cancelled by it in accordance with Clause 8.03, in which case it shall as soon as reasonably practicable (but not later than 3 months after such destruction) furnish the Issuer with a certificate as to such destruction distinguishing between the Instruments of each Series and specifying the serial numbers of the Temporary Global Instrument, Permanent Global Instrument and Definitive Instruments in numerical sequence (and containing particulars of any unmatured Receipts or Coupons and unexchanged Talons attached thereto or surrendered therewith) and the total number by payment or maturity date of Receipts and Coupons (distinguishing Talons) so destroyed.

MEETINGS OF HOLDERS OF INSTRUMENTS

8.06 Each Paying Agent shall, at the request of the Holder of any Instrument held in a clearing system issue voting certificates and block voting instructions in a form and manner which comply with the provisions of the Fourth Schedule (except that it shall not be required to issue the same less than forty-eight hours before the time fixed for any meeting therein provided for) and shall perform and comply with the provisions of the Fourth Schedule. Each Paying Agent shall keep a full record of voting certificates and block voting instructions issued by it and will give to the Issuer not less than twenty-four hours before the time appointed for any meeting or adjourned meeting full particulars of all voting certificates and block voting instructions issued by it in respect of such meeting or adjourned meeting.

DOCUMENTS AVAILABLE FOR INSPECTION

8.07 The Issuer shall provide to the Issue and Paying Agent for distribution among the Paying Agents:

     (a)  specimen Instruments;

     (b) sufficient copies of all documents required to be available for inspection as provided in the Information Memorandum or, in relation to any Instruments, the Terms and Conditions or Pricing Supplement in respect of such Instruments; and

     (c) in the event that the provisions of such Condition become relevant in relation to any

          Instruments, the documents required under the Condition headed "Early Redemption for Taxation Reasons".

8.08 Each Paying Agent shall make available for inspection during normal business hours at its specified office such documents as may be specified as so available at the specified office of such agent in the Information Memorandum or, in relation to any Instruments, the Terms and Conditions or Pricing Supplement in respect of such Instruments, or as may be required by any stock exchange on which the Instruments may be listed and, without prejudice to the generality of the foregoing, the Issue and Paying Agent and the Paying Agent with its specified office in Luxembourg shall make available for inspection during normal business hours at its specified office copies of the Information Memorandum and all other documents listed in paragraph 4 of the General Information section of the information memorandum addendum dated 24 October 1997 and, in the event that the provisions of such Condition become relevant, the certificate required in the Condition headed "Early Redemption for Taxation Reasons".

NOTIFICATIONS AND FILINGS

8.9 The Issue and Paying Agent shall (on behalf of the Issuer) make all necessary notifications and filings as may be required from time to time in relation to the issue, purchase and redemption of Instruments by all applicable laws, regulations and guidelines and, in particular but without limitation, those promulgated by, Japanese governmental or regulatory authorities, in the case of Instruments denominated in or linked to Japanese Yen, the Bank of England, in the case of Instruments denominated in or linked to Pounds Sterling, the Tresor, in the case of Instruments denominated in or linked to French Francs and the Deutsche Bundesbank, in the case of Instruments denominated in or linked to Deutsche Marks.

Save as aforesaid, the Issuer shall be solely responsible for ensuring that each Instrument to be issued or other transactions to be effected hereunder shall comply with all applicable laws and regulations of any governmental or other regulatory authority in connection with any Instrument and that all necessary consents and approvals of, notifications to and registrations and filings with, any such authority in connection therewith are effected, obtained and maintained in full force and effect.

INDEMNITY

8.10 Each of the Paying Agents shall severally indemnify the Issuer against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, otherwise than by reason of the Issuer's own negligence or wilful misconduct, as a result or arising out of or in relation to any breach by such Paying Agent of the terms of this Agreement or such Paying Agent's own negligence or wilful misconduct.

NOTICES

8.11 The Issue and Paying Agent agrees with the Issuer that, to the extent that it is notified by each relevant Dealer that the distribution of the Instruments of any Tranche is complete, it will notify the relevant Dealers of the completion of distribution of the Instruments of any Tranche which are sold to or through more than one Dealer.

8.12 The Issue and Paying Agent shall immediately notify the Issuer of any notice delivered to it declaring an Instrument due and payable by reason of an Event of Default or requiring any breach of any provision of the Issue and Paying Agency Agreement or the Terms and Conditions applicable to any Tranche of Instruments to be remedied.

8.13 The Issue and Paying Agent shall, upon and in accordance with the instructions of the Issuer but not otherwise, arrange for the publication in accordance with the Terms and Conditions of any notice which is to be given to the Holders of any Instruments and shall supply a copy thereof to each other Paying Agent.

ECU

8.14 If, in respect of any Series of Instruments denominated in ECU, a payment is to be made in the Selected Currency, the Issue and Paying Agent shall:

     (a) without liability on its part, choose the Selected Currency as provided in Condition 9C and shall forthwith notify the Issuer and the Paying Agents thereof; and

     (b)  promptly perform the other duties required of it under Condition 9C.

SECTION 9.  EARLY REDEMPTION AND EXERCISE OF OPTIONS

9.01 If the Issuer intends (other than consequent upon an Event of Default) to redeem all or any of the Instruments prior to their stated maturity date or to exercise any other option under the Terms and Conditions, it shall, not less than 14 days prior to the latest date for the publication of the notice of redemption or of exercise of the Issuer's option required to be given to the Holders of any Instruments, give notice of such intention to the Issue and Paying Agent stating the date on which such Instruments are to be redeemed or such option is to be exercised.

9.02 In respect of any Instruments which carry any right of redemption or other right exercisable at the option of the Holders of such Instruments, the Issuer will provide the Paying Agents with copies of the form of the current redemption notice or exercise notice and the Paying Agents will make available forms of the current redemption notice or exercise notice to Holders of Instruments upon request during usual business hours at their respective specified offices. Upon receipt of any Instrument deposited in the exercise of such option, the Paying Agent with which such Instrument is deposited shall hold such Instrument (together with, in the case of a Definitive Instrument, any Receipts and/or Coupons relating to it deposited with it) on behalf of the depositing Holder of such Instrument (but shall not, save as provided below, release it) until the due date for redemption of the relevant Instrument consequent upon the exercise of such option, or, as the case may be, the date upon which the exercise of such option takes effect when, in the case of redemption and subject as provided below, it shall present such Instrument (and any such Receipts and/or Coupons) to itself for payment in accordance with the Terms and Conditions and shall pay such moneys in accordance with the directions of the Holder of the Instrument contained in the relevant redemption notice. In the case of an exercise of any other option, the relevant Paying Agent shall take such steps as may be required to be taken by it in the Terms and Conditions. If, prior to such due date for its redemption or the date upon which the exercise of such option takes effect, an Event of Default occurs in respect of such Instrument or if upon due presentation payment of such redemption moneys is improperly withheld or refused, the Paying Agent concerned shall, without prejudice to the exercise of such option, mail such Instrument (together with any such Receipts and/or Coupons) by uninsured post to, and at the risk of, the Holder of the relevant Instrument at such address as may have been given by such Holder in the relevant redemption notice.

9.03 At the end of any applicable period for the exercise of such option or, as the case may be, not later than 7 days after the latest date for the exercise of such option in relation to a particular date, each Paying Agent shall promptly notify the Issue and Paying Agent of the principal amount of the Instruments in respect of which such option has been exercised with it together with their serial numbers and the Issue and Paying Agent shall promptly notify such details to the Issuer.


SECTION 10.  APPOINTMENT AND DUTIES OF THE CALCULATION AGENT

APPOINTMENT

10.01 The Issuer appoints the Issue and Paying Agent at its specified office as Calculation Agent in relation to each Series of Instruments in respect of which it is named as such in the relevant Pricing Supplement(s) for the purposes specified in this Agreement and in the Terms and Conditions and all matters incidental thereto.

10.02 The Issue and Paying Agent accepts its appointment as Calculation Agent in relation to each Series of Instruments in respect of which it is named as such in the relevant Pricing Supplement(s) and shall perform all matters expressed to be performed by it in, and otherwise comply with, the Terms and Conditions and the provisions of this Agreement and, in connection therewith, shall take all such action as may be incidental thereto. The Issue and Paying Agent acknowledges and agrees that it shall be named in the relevant Pricing Supplement(s) as Calculation Agent in respect of each Series of Instruments unless the Dealer (or one of the Dealers) through whom such Instruments are issued has agreed with the Issuer to act as Calculation Agent or the Issuer otherwise agrees to appoint another institution as Calculation Agent.

CALCULATIONS AND DETERMINATIONS

10.03 The Calculation Agent shall in respect of each Series of Instruments in relation to which it is appointed as such:

      (a) obtain such quotes and rates and/or make such determinations, calculations, adjustments, notifications and publications as may be required to be made by it by the Terms and Conditions at the times and otherwise in accordance with the Terms and Conditions; and

      (b) maintain a record of all quotations obtained by it and of all amounts, rates and other items determined or calculated by it and make such record available for inspection at all reasonable times by the Issuer and the Paying Agents.

INDEMNITY

10.04 The Calculation Agent shall indemnify the Issuer against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, otherwise than by reason of the Issuer's own negligence or wilful misconduct, as a result or arising out of or in relation to any breach by the Calculation Agent of the terms of this Agreement or the Calculation Agent's own negligence or wilful misconduct.

SECTION 11.  FEES AND EXPENSES

11.01 The Issuer shall pay to the Issue and Paying Agent for account of the Paying Agents such fees as may have been agreed between the Issuer and the Issue and Paying Agent in respect of the services of the Paying Agents hereunder (plus any applicable value added tax). The Issuer shall pay to any Calculation Agent such fees as may have been agreed between the Issuer and such Calculation Agent in respect of its services hereunder (plus any applicable value added tax).

11.02 The Issuer shall on demand reimburse the Issue and Paying Agent, each Paying Agent and each Calculation Agent for all expenses (including, without limitation, legal fees and any publication, advertising, communication, courier, postage and other out-of-pocket expenses) incurred in connection with its services hereunder (plus any applicable value added tax).

11.03 The Issuer shall pay all stamp, registration and other taxes and duties (including any interest and penalties thereon or in connection therewith) which may be payable upon or in connection with the execution and delivery of this Agreement and any letters of appointment under which any Paying Agent or Calculation Agent is appointed as agent hereunder, and shall indemnify each Paying Agent and each Calculation Agent (each an "INDEMNIFIED PARTY") against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur as a result or arising out of or in relation to any failure to pay or delay in paying any of the same. The foregoing indemnity shall extend also to the employees, officers, directors and agents of such indemnified party and to any person controlling any indemnified party (within the meaning of the Securities Act).

SECTION 12.  TERMS OF APPOINTMENT

12.01 Each of the Paying Agents and (in the case of (d), (e) and (f)) each Calculation Agent may, in connection with its services hereunder:

      (a) except as ordered by a court of competent jurisdiction or as required by law or opposition procedures for Instruments registered with SICOVAM, in particular French Decree No. 56-27 of 11 January 1956 as amended by French Decree No. 93-225 of 16 February 1993 relating to lost and stolen securities and notwithstanding any notice to the contrary or any memorandum thereon, treat the bearer of any Instrument or Coupon as the absolute owner thereof and make payments thereon accordingly;

      (b) assume that the terms of each Instrument, Receipt or Coupon as issued are correct;

      (c) refer any question relating to the ownership of any Instrument, Receipt or Coupon or the adequacy or sufficiency of any evidence supplied in connection with the replacement of any Instrument, Receipt or Coupon to the Issuer for determination by the Issuer and rely upon any determination so made;

      (d) rely upon the terms of any notice, communication or other document reasonably believed by it to be genuine;

      (e) engage and pay for the advice or services of any lawyers or other experts whose advice or services may to it seem necessary and rely upon any advice so obtained (and such Paying Agent or, as the case may be, such Calculation Agent shall be protected and shall incur no liability as against the Issuer in respect of any action taken, or suffered to be taken, in accordance with such advice and in good faith); and

      (f) treat itself as being released from any obligation to take any action hereunder which it reasonably expects will result in any expense or liability to it, the payment of which within a reasonable time is not, in its reasonable opinion, assured to it.

12.02 Notwithstanding anything to the contrary expressed or implied herein (other than in Clause 6.04 hereof) or in the Terms and Conditions applicable to any Instruments, none of the Paying Agents nor any Calculation Agent shall, in connection with their or its services hereunder, be under any fiduciary duty towards any person other than the Issuer, be responsible for or liable in respect of the authorisation, validity or legality of any Instrument, Receipt or Coupon issued or paid by it hereunder or any act or omission of any other person (including, without limitation, any other party hereto and, in the case of the Calculation Agent, any bank from whom any quote may have been obtained) or be under any obligation towards any person other than the Issuer and, in the case of the Paying Agents, the other Paying Agents.

12.03 Each Paying Agent and Calculation Agent may purchase, hold and dispose of Instruments or Coupons and may enter into any transaction (including, among other transactions, any depositary, trust or agency transaction) with any Holders or owners of any Instruments or Coupons or with any other party hereto in the same manner as if it had not been appointed as the agent of the Issuer in relation to the Instruments.

12.04 The Issuer shall indemnify each Paying Agent and each Calculation Agent (each, an "INDEMNIFIED PARTY") against any claim, demand, action, liability, damages, cost, loss or expense (including, without limitation, legal fees and any applicable value added tax) which it may incur, other than such costs and expenses as are separately agreed to be reimbursed out of the fees payable under Clause 11.01 and otherwise than by reason of its own negligence or wilful misconduct or breach of the terms of this Agreement, as a result or arising out of or in relation to its acting as the agent of the Issuer in relation to the Instruments. The foregoing indemnity shall extend also to the employees, officers, directors and agents of such indemnified party and to any person controlling any indemnified party (within the meaning of the Securities Act).

SECTION 13.  CHANGES IN AGENTS

13.01 Any Paying Agent or Calculation Agent may resign its appointment as the agent of the Issuer hereunder and/or in relation to any Series of Instruments upon the expiration of not less than thirty days' notice to that effect by such Paying Agent or Calculation Agent to the Issuer (with a copy, if necessary, to the Issue and Paying Agent) Provided, however, that:

      (a) in relation to any Series of Instruments any such notice which would otherwise expire within thirty days before or after the maturity date of such Series or any interest or other payment date in relation to any such Series shall be deemed, in relation to such Series only, to expire on the thirtieth day following such maturity date or, as the case may be, such interest or other payment date; and

      (b) in respect of any Series of Instruments, in the case of the Issue and Paying Agent or the Calculation Agent, the only remaining Paying Agent with its specified office in a continental European city or, so long as such Instruments are listed on the Luxembourg Stock Exchange and/or any other stock exchange, the Paying Agent with its specified office in Luxembourg and/or in such other place as may be required by such other stock exchange, in the circumstances described in Condition 9A.04, the Paying Agent with its specified office in New York City, such resignation shall not be effective until a successor thereto has been appointed by the Issuer as the agent of the Issuer in relation to such Series of Instruments or in accordance with Clause 13.05 and notice of such appointment has been given in accordance with the Terms and Conditions.

13.02 The Issuer may revoke its appointment of any Paying Agent or Calculation Agent as its agent hereunder and/or in relation to any Series of Instruments by not less than thirty days' notice to that effect to such Paying Agent or, as the case may be, Calculation Agent Provided, however, that in respect of any Series of Instruments, in the case of the Issue and Paying Agent or the Calculation Agent, the only remaining Paying Agent with its specified office in a continental European city or, so long as such Instruments are listed on the Luxembourg Stock Exchange and/or any other stock exchange, the Paying Agent with its specified office in Luxembourg and/or in such other place as may be required by such other stock exchange, in the circumstances described in Condition 9A.04, the Paying Agent with its specified office in New York City, such revocation shall not be effective until a successor thereto has been appointed by the Issuer as the agent of the Issuer in relation to such Series of Instruments and notice of such appointment has been given in accordance with the Terms and Conditions.

13.03 The appointment of any Paying Agent or Calculation Agent as the agent of the Issuer hereunder and in relation to each relevant Series of Instruments shall terminate forthwith if any of the following events or circumstances shall occur or arise, namely: such Paying Agent or, as the case may be, Calculation Agent becomes incapable of acting; such Paying Agent or, as the case may be, Calculation Agent is adjudged bankrupt or insolvent; such Paying Agent or, as the case may be, Calculation Agent files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of a receiver, administrator or other similar official of all or any substantial part of its property or admits in writing its inability to pay or meet its debts as they mature or suspends payment thereof; a resolution is passed or an order is made for the winding-up or dissolution of such Paying Agent or, as the case may be, Calculation Agent; a receiver, administrator or other similar official of such Paying Agent or, as the case may be, Calculation Agent or of all or any substantial part of its property is appointed; an order of any court is entered approving any petition filed by or against such Paying Agent or, as the case may be, Calculation Agent under the provisions of any applicable bankruptcy or insolvency law; or any public officer takes charge or control of such Paying Agent or, as the case may be, Calculation Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation.

13.04 The Issuer may (and shall where necessary to comply with the Terms and Conditions) appoint substitute or additional agents in relation to the Instruments and shall forthwith notify the other parties hereto thereof, whereupon the parties hereto and such substitute or additional agents shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

13.05 If, in relation to any Series of Instruments, any Paying Agent or Calculation Agent gives notice of its resignation in accordance with Clause 13.01, the provisions of paragraph (b) of Clause 13.01 apply and by the tenth day before the expiration of such notice a successor to such Paying Agent or, as the case may be, Calculation Agent as the agent of the Issuer in relation to such Instruments has not been appointed by the Issuer, such Paying Agent or, as the case may be, Calculation Agent may itself, following such consultation with the Issuer as may be practicable in the circumstances, appoint as its successor any reputable and experienced bank or financial institution (which will ensure compliance with the Terms and Conditions) and give notice of such appointment in accordance with the Terms and Conditions, whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

13.06 Upon any resignation or revocation becoming effective under this Section 13, the relevant Paying Agent or, as the case may be, Calculation Agent shall:

      (a) be released and discharged from its obligations under this Agreement (save that it shall remain entitled to the benefit of and subject to and bound by (as appropriate) the provisions of Clause 8.10, Clause 10.04, Clause 11.03, Section 12 and this Section 13);

      (b) repay to the Issuer such part of any fee paid to it in accordance with Clause 11.01 as may be agreed between the relevant Paying Agent or, as the case may be, Calculation Agent and the Issuer;

      (c) in the case of the Issue and Paying Agent, deliver to the Issuer and to the successor Issue and Paying Agent a copy, certified as true and up-to-date by an officer of the Issue and Paying Agent, of the records maintained by it in accordance with Section 8;

      (d) in the case of a Calculation Agent, deliver to the Issuer and to the successor Calculation Agent a copy, certified as true and up-to-date by an officer of such Calculation Agent of the records maintained by it in accordance with Clause 10.03; and

      (e) forthwith (upon payment to it of any amount due to it in accordance with Section 11 or Clause 12.04) transfer all moneys and papers (including any unissued Temporary Global Instruments, Permanent Global Instruments, Definitive Instruments, Receipts, Coupons or Talons) held by it hereunder to its successor in that capacity and, upon appropriate notice, provide reasonable assistance to such successor for the discharge by it of its duties and responsibilities hereunder.

13.07 Any corporation into which any Paying Agent or Calculation Agent may be merged or converted, any corporation with which any Paying Agent or Calculation Agent may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent or Calculation Agent shall be a party, shall, to the extent permitted by applicable law, be the successor to such Paying Agent or, as the case may be, Calculation Agent as agent of the Issuer hereunder and in relation to the Instruments without any further formality, whereupon the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement. Notice of any such merger, conversion or consolidation shall forthwith be given by such successor to the Issuer and the other parties hereto and in accordance with Condition 14.

13.08 If any Paying Agent or Calculation Agent decides to change its specified office (which may only be effected within the same city) it shall give notice to the Issuer (with a copy, if necessary, to the Issue and Paying Agent) of the address of the new specified office stating the date on which such change is to take effect, which date shall be not less than thirty days after the date of such notice. The relevant Paying Agent or Calculation Agent shall at its own expense not less than fourteen days prior to the date on which such change is to take effect (unless the appointment of the relevant Paying Agent or Calculation Agent is to terminate pursuant to any of the foregoing provisions of this
Section 13 on or prior to the date of such change) publish or cause to be published notice thereof in accordance with the Terms and Conditions.

SECTION 14.  NOTICES

All notices and communications hereunder shall be made in writing (by letter, telex or fax), shall be effective upon receipt by the addressee and shall be sent as follows:

      (a) if to the Issuer to it at:

          Address:   c/o Capital One Services, Inc.
                     2980 Fairview Park Drive
                     Suite 1400
                     Falls Church
                     Virginia 22042

          Fax:       + 703 205 1748
          Attention: Director of Capital Markets

      (b) if to a Paying Agent, to the Issue and Paying Agent at:

          Address:   60 Victoria Embankment
                     London EC4Y 4JP

          Telex:     896631 MGT G
          Fax:       +44 171 325 0522
          Attention: Global Trust & Agency Services

          (or in the case of a Issue and Paying Agent not originally a party hereto, specified by notice to the other parties hereto at or about the time of its appointment as the agent of the Issuer)

      (c) if to a Calculation Agent to it at the address, fax or telex number specified by notice to the other parties hereto at or about the time of its appointment as the agent of the

          Issuer

or, in any case, to such other address, telex number or fax number or for the attention of such other person or department as the addressee has by prior notice to the sender specified for the purpose.

SECTION 15.  LAW AND JURISDICTION

15.01 This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York and, to the extent applicable, U.S. Federal law.

15.02 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with this Agreement (respectively, "PROCEEDINGS" and "DISPUTES") and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.03 Each of the parties hereto further agrees that the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York shall have jurisdiction to hear and determine any Proceedings and to settle any Disputes and, for such purposes, irrevocably submits to the jurisdiction of such courts.

15.04 The Issuer irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clauses 15.02 and 15.03 being nominated as the forum to hear and determine any Proceedings and to settle any Disputes and agrees not to claim that any such court is not a convenient or appropriate forum.

15.05 The Issuer agrees that the process by which any Proceedings are begun may be served on it by being delivered (a) in connection with any Proceedings in England, to Capital One Bank, 18 Hanover Square, third floor, London W1R 9DA and
(b) in connection with any Proceedings in New York, to CSC - The United States Corporation Company, 80 State Street, Sixth Floor, Albany, NY 12207 or other its principal place of business in New York from time to time being. If the appointment of either of the persons mentioned in this Clause ceases to be effective, the Issuer shall forthwith appoint a further person in England or, as the case may be, in New York, to receive service of process on its behalf and, failing such appointment within fifteen days, the Issue and Paying Agent, shall be entitled to appoint such a person by notice to the Issuer. Nothing contained herein shall affect the right of any party to serve process in any other manner permitted by applicable law.

15.06  The submission to the jurisdiction of the courts referred to in Clauses
15.02 and 15.03 shall not (and shall not be construed so as to) limit the right of any Paying Agent or Calculation Agent to take Proceedings against the Issuer in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

SECTION 16. MODIFICATION

For the avoidance of doubt, this Agreement may be amended by further agreement among the parties hereto and without the consent of the Holders of any of the Instruments.

SECTION 17. COUNTERPARTS

This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when so executed shall constitute one and the same binding agreement between the parties.

AS WITNESS the hands of the duly authorised representatives of the parties hereto the day and year first before written.

                                 THE FIRST SCHEDULE

                      FORM OF TEMPORARY GLOBAL INSTRUMENT



Series Number:[       ]
                                                  Serial Number:[      ]
[Tranche Number:[       ]]

THIS TEMPORARY GLOBAL NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). NEITHER THIS GLOBAL NOTE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO ANY U.S. PERSON UNLESS AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IS AVAILABLE.

                               CAPITAL ONE BANK
       (Incorporated in the State of Virginia, United States of America)

                PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

                          TEMPORARY GLOBAL INSTRUMENT

                              representing up to

                    [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                            [TITLE OF INSTRUMENTS]

This global Instrument is a Temporary Global Instrument without interest coupons issued in respect of an issue of [aggregate principal amount of Tranche] in aggregate principal amount of [title of Instruments] (the "INSTRUMENTS") by Capital One Bank (the "ISSUER").

This Temporary Global Instrument is issued pursuant to an Issue and Paying Agency Agreement (as supplemented, amended or replaced, the "ISSUE AND PAYING AGENCY AGREEMENT") dated 24 October 1997 and made between the Issuer and Morgan Guaranty Trust Company of New York, London office in its capacity as fiscal agent (the "ISSUE AND PAYING AGENT", which expression shall include any successor to Morgan Guaranty Trust Company of New York, London office in its capacity as such), and certain other financial institutions named therein. Words and expressions defined in the Terms and Conditions (as defined in the Issue and Paying Agency Agreement) and the Issue and Paying Agency Agreement shall have the same meanings in this Temporary Global Instrument.

The Issuer for value received promises, all in accordance with the "Terms and Conditions" to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Instrument for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Instrument may become due and payable in accordance with the Terms and Conditions, the Redemption Amount or, in the case of Instalment Instruments, in respect of each such Instrument for the time being from time to time represented hereby, such Instalment Amounts on such dates as may be specified in the Terms and Conditions or, if any such Instrument shall become due and payable on any other date, the Redemption Amount and, in respect of each such Instrument, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Except as specified herein, the bearer of this Temporary Global Instrument is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Instruments represented hereby and to the benefit of those provisions of the Terms and Conditions (and the obligations on the part of the Issuer contained therein) applicable specifically to Temporary Global Instruments, and all payments under and to the bearer of this Temporary Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Instruments.

Subject as provided in the Terms and Conditions with respect to Partly Paid Instruments, this Temporary Global Instrument is exchangeable in whole or in part for a Permanent Global Instrument or for Definitive Instruments. An exchange for a Permanent Global Instrument or, as the case may be, Definitive Instruments will be made only on or after the Exchange Date (specified in the Terms and Conditions) and upon presentation or, as the case may be, surrender of this Temporary Global Instrument to the Issue and Paying Agent at its specified office and upon and to the extent of delivery to the Issue and Paying Agent of a certificate or certificates issued by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System (the "EUROCLEAR SYSTEM") or Cedel Bank, societe anonyme ("CEDEL BANK") or by any other relevant clearing system and dated not earlier than the Exchange Date in substantially the form set out in Annex I hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system. Any Definitive Instruments will be made available for collection by the persons entitled thereto at the specified office of the Issue and Paying Agent.

The Issuer undertakes to procure that the relevant Permanent Global Instrument or Definitive Instruments will be duly issued in accordance with the Terms and Conditions, the provisions hereof and of the Issue and Paying Agency Agreement.

The bearer of this Temporary Global Instrument shall not (unless, upon due presentation of this Temporary Global Instrument for exchange (in whole or in part) for a Permanent Global Instrument or for delivery of Definitive Instruments, such exchange or delivery is improperly withheld or refused and such withholding or refusal is continuing at the relevant payment date) be entitled to receive any payment in respect of the Instruments represented by this Temporary Global Instrument which falls due on or after the Exchange Date or be entitled to exercise any option on a date after the Exchange Date.

Payments of interest otherwise falling due before the Exchange Date will be made only upon presentation of this Temporary Global Instrument at the specified office of any of the Paying Agents outside (unless Condition 9A.04 of the Terms and Conditions applies) the United States and upon and to the extent of delivery to the relevant Paying Agent of a certificate or certificates issued by the Euroclear System or Cedel Bank or by any other relevant clearing system and dated not earlier than the relevant interest payment date in substantially the form set out in Annex II hereto or, as the case may be, in the form that is customarily issued in such circumstances by such other clearing system.

In the event that (i) this Temporary Global Instrument is not duly exchanged, whether in whole or in part, for a Permanent Global Instrument or, as the case may be, Definitive Instruments by 6.00 p.m. (London time) on the thirtieth day after the time at which the preconditions to such exchange are first satisfied or (ii) an Event of Default occurs in respect of any Instruments of the relevant Series and such Instruments are not duly redeemed (or the funds required for such redemption are not available to the Issue and Paying Agent for the purposes of effecting such redemption and remain available for such purpose) by 6.00 p.m. (London time) on the thirtieth day after the day on which such Instrument became immediately redeemable, each Holder or its successors or assigns may, without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Instrument represented by this Temporary Global Instrument which is credited to such Holder's securities account with a clearing agent as fully as though such Instrument were evidenced by a Definitive Instrument without the production of this Temporary Global Instrument, provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Instrument. The face amount of this Temporary Global Instrument shall be reduced by the face amount, if any, of each Instrument represented hereby in respect of which full settlement has occurred as a result of any such claim, action or proceeding by such relevant accountholders or their successors or assigns.

On any occasion on which a payment of interest is made in respect of this Temporary Global Instrument, the Issuer shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal is made in respect of this Temporary Global Instrument or on which this Temporary Global Instrument is exchanged in whole or in part as aforesaid or on which Instruments represented by this Temporary Global Instrument are to be cancelled or (in the case of Partly Paid Instruments) forfeited, the Issuer shall procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be exchanged for a permanent global instrument or which are to be cancelled or forfeited and (ii) the remaining principal amount of this Temporary Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Instrument shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Instruments represented by this Temporary Global Instrument, the Issuer shall procure that the appropriate notations are made on the Schedule hereto.

In the case of Partly Paid Instruments, on each occasion that payment is made to the Issuer in accordance with the Terms and Conditions of any Partly Paid Instalment in respect of the Instruments represented by this Temporary Global Instrument, the Issuer shall procure that (i) the aggregate principal amount of such payment and (ii) the increased principal amount of this Temporary Global Instrument (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Temporary Global Instrument shall for all purposes be as most recently so noted.

This Temporary Global Instrument is governed by, and shall be construed in accordance with, the laws of the State of New York and, to the extent applicable, U.S. Federal law.

This Temporary Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Morgan Guaranty Trust Company of New York, London office as fiscal agent.

AS WITNESS the [facsimile/manual] signature of a duly authorised officer [a duly authorised attorney on behalf] of the Issuer.

                                 THE SCHEDULE

                 PAYMENTS, DELIVERY OF DEFINITIVE INSTRUMENTS,
   EXCHANGE FOR PERMANENT GLOBAL INSTRUMENT, EXERCISE OF OPTIONS, FORFEITURE (IN THE CASE OF PARTLY PAID INSTRUMENTS) AND CANCELLATION OF INSTRUMENTS

====================================================================================================================================
Date of        Aggregate    Amount of  Amount of   Aggregate       Aggregate   Aggregate       Aggregate    Remaining  Authorised
payment,       amount of    interest   principal   principal       principal   principal       principal    principal  signature of
delivery,      Partly Paid  then paid  then paid   amount of       amount of   amount of       amount in    amount of  the Issue and
exchange,      Instalments                         Definitive      this        Instruments     respect of   this       Paying Agent
exercise of    then paid (in                       Instruments     Temporary   then            which        Temporary
option (and    the case of                         then delivered  Global      cancelled or,   option is    Global
date upon      Partly Paid                                         Instrument  in the case of  exercised    Instrument
which exercise Instruments)                                        then        Partly Paid
is effective),                                                     exchanged   Instruments,
forfeiture or                                                      for the     forfeited
cancellation                                                       Permanent
                                                                   Global
                                                                   Instrument
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

CAPITAL ONE BANK


By: [manual/facsimile signature]
    (duly authorised)



ISSUED in London as of [       ] 19[   ]



AUTHENTICATED for and on behalf of
MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, LONDON OFFICE
as fiscal agent without recourse,
warranty or liability


By: [manual signature]
    (duly authorised)

                                    ANNEX I

[Form of certificate to be given in relation to exchanges of this Temporary Global Instrument for the Permanent Global Instrument or Definitive Instruments:]

     CAPITAL ONE BANK

     [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF INSTRUMENTS]
     (THE "SECURITIES")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Issue and Paying Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c) (2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
     (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause
     (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


     Date:  [          ]/1/


     Morgan Guaranty Trust Company of New York, Brussels office, as Operator of the Euroclear System/Cedel Bank, societe anonyme]


     By:  [authorised signature]



_______________________________________________________________________________
/1/  To be dated not earlier than the Exchange Date.

                                   ANNEX II

[Form of certificate to be given in relation to payments of interest falling due before the Exchange Date:]

     CAPITAL ONE BANK

     [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF INSTRUMENTS]
     (THE "SECURITIES")

     This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "MEMBER ORGANISATIONS") substantially to the effect set forth in the Issue and Paying Agency Agreement as of the date hereof, [ ] principal amount of the above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("FINANCIAL INSTITUTIONS")) purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c) (2)(i)(D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or
     (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) above (whether or not also described in clause
     (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     [As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.]

     We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the Temporary Global security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as at the date hereof.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


     Date:  [          ]/2/


     [MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE, as Operator of the Euroclear System/Cedel Bank, societe anonyme]

     By:  [authorised signature]

________________________________________________________________________________
/2/  To be dated not earlier than the relevant interest payment date.

                                   ANNEX III

[Form of account holder's certification referred to in the preceding certificates:]

     CAPITAL ONE BANK

     [AGGREGATE PRINCIPAL AMOUNT AND TITLE OF INSTRUMENTS]
     (THE "SECURITIES")

     This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to the United States Federal income taxation regardless of its source ("UNITED STATES PERSONS"), (ii) are owned by United States person(s) that (a) are foreign branches of a United States financial institution (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("FINANCIAL INSTITUTIONS") purchasing for their own account or for resale, or (b) acquired the Securities through and are holding through on the date hereof (as such terms "acquired through" and "holding through" are described in U.S. Treasury Regulations Section 1.163-5(c) (2)(i) (D)(6)) foreign branches of United States financial institutions (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the issuer or the issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) above (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

     As used herein, "UNITED STATES" means the United States of America (including the States and the District of Columbia); and its "POSSESSIONS" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

     We undertake to advise you promptly by tested telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

     This certification excepts and does not relate to [ ] of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any rights or collection of any interest) cannot be made until we do so certify.

     We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings.


     Date:  [          ]/3/


     [ACCOUNT HOLDER] AS OR AS AGENT FOR THE BENEFICIAL OWNER OF THE
     INSTRUMENTS.


     By:  [authorised signature]


______________________________________________________________________________
/3/ To be dated not earlier than fifteen days before the Exchange Date or, as the case may be the relevant interest payment date.

                              THE SECOND SCHEDULE

                      FORM OF PERMANENT GLOBAL INSTRUMENT



Series Number:    [            ]
                                                            Serial Number: [   ]
[Tranche Number:  [         ]]


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                               CAPITAL ONE BANK
       (incorporated in the State of Virginia, United States of America)

                PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

                          PERMANENT GLOBAL INSTRUMENT

                              representing up to

                    [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                            [TITLE OF INSTRUMENTS]

This global instrument is a Permanent Global Instrument without interest coupons issued in respect of an issue of [aggregate principal amount of Tranche] in aggregate principal amount of [title of Instruments] (the "INSTRUMENTS") by Capital One Bank (the "ISSUER").

This Permanent Global Instrument is issued pursuant to an Issue and Paying Agency Agreement (as supplemented, amended or replaced, the "ISSUE AND PAYING AGENCY AGREEMENT") dated 24 October 1997 and made between the Issuer and Morgan Guaranty Trust Company of New York, London office in its capacity as fiscal agent (the "ISSUE AND PAYING AGENT", which expression shall include any successor to Morgan Guaranty Trust Company of New York, London Office in its capacity as such), and certain other financial institutions named therein. Words and expressions defined in the Terms and Conditions (as defined in the Issue and Paying Agency Agreement) and the Issue and Paying Agency Agreement shall have the same meanings in this Permanent Global Instrument.

The Issuer for value received promises, all in accordance with the Terms and Conditions, to pay to the bearer upon presentation or, as the case may be, surrender hereof in respect of each Instrument for the time being from time to time represented hereby, on the maturity date specified in the Terms and Conditions or on such earlier date as any such Instrument may become due and payable in accordance with the Terms and Conditions, the Redemption Amount or, in the case of Instalment Instruments, in respect of each such Instrument for the time being from time to time represented hereby, such Instalment Amounts on such dates as may be specified in the Terms and Conditions or, if any such Instrument shall become due and payable on any other date, the Redemption Amount and, in respect of each such Instrument, to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Except as specified herein, the bearer of this Permanent Global Instrument is entitled to the benefit of the Terms and Conditions and of the same obligations on the part of the Issuer as if such bearer were the bearer of the Instruments represented hereby and to the benefit of those Terms and Conditions (and the obligations on the part of the Issuer contained therein) applicable specifically to Permanent Global Instruments, and all payments under and to the bearer of this Global Instrument shall be valid and effective to satisfy and discharge the corresponding liabilities of the Issuer in respect of the Instruments.

Interests in this Permanent Global Instrument will be exchanged (subject to the period allowed for delivery as set out in (i) below), in whole but not in part only and at the request of the bearer hereof, for Definitive Instruments (a) if Euroclear or Cedel Bank or any other relevant clearing system including SICOVAM is closed for business for a continuous period of 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business or
(b) any of the circumstances described in Condition 7 occurs or, (c) if so requested by the bearer hereof. Whenever this Permanent Global Instrument is to be exchanged for Definitive Instruments, the Issuer shall procure the prompt delivery of such Definitive Instruments, duly authenticated and where and to the extent applicable, with Receipts, Coupons and Talons attached in an aggregate principal amount equal to the principal amount of this Permanent Global Instrument to the bearer hereof against its surrender at the specified office of the Issue and Paying Agent within 30 days of the bearer requesting such exchange. Furthermore, if,

     (i) Definitive Instruments have not been delivered in accordance with the foregoing by 5.00 p.m. (London time) on the thirtieth day after the bearer has requested exchange, or

    (ii) the Permanent Global Instrument (or any part thereof) has become due and payable in accordance with the Conditions or the date for final redemption of the Permanent Global Instrument has occurred and, in either case, payment in full of the amount of the Redemption Amount (as defined in Condition 6.10) together with all accrued interest thereon has not been made to the bearer in accordance with the Conditions on the due date for payment, then each Holder or its successors or assigns may, without the consent and to the exclusion of the bearer hereof, file any claim, take any action or institute any proceeding to enforce, directly against the Issuer, the obligation of the Issuer hereunder to pay any amount due in respect of each Instrument represented by this Permanent Global Instrument which is credited to such Holder's securities account with a clearing agent as fully as though such Instrument were evidenced by a Definitive Instrument without the production of this Permanent Global Instrument, provided that the bearer hereof shall not theretofore have filed a claim, taken action or instituted proceedings to enforce the same in respect of such Instrument. The face amount of this Permanent Global Instrument shall be reduced by the face amount, if any, of each Instrument represented hereby in respect of which full settlement has occurred as a result of any such claim, action or proceeding by such relevant account holders or their successors or assigns.

On any occasion on which a payment of interest is made in respect of this Permanent Global

Instrument, the Issuer shall procure that the same is noted on the Schedule hereto.

On any occasion on which a payment of principal is made in respect of this Permanent Global Instrument or on which this Permanent Global Instrument is exchanged as aforesaid or on which any Instruments represented by this Permanent Global Instrument are to be cancelled or (in the case of Partly Paid Instruments) forfeited, the Issuer shall procure that (i) the aggregate principal amount of the Instruments in respect of which such payment is made (or, in the case of a partial payment, the corresponding part thereof) or which are delivered in definitive form or which are to be cancelled or forfeited and
(ii) the remaining principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof less the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently so noted.

In the case of Partly Paid Instruments, on each occasion that payment is made to the Issuer in accordance with the Terms and Conditions of any Partly Paid Instalment in respect of the Instruments represented by this Permanent Global Instrument, the Issuer shall procure that (i) the aggregate principal amount of such payment and (ii) the increased principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently so noted.

On each occasion on which an option is exercised in respect of any Instruments represented by this Permanent Global Instrument, the Issuer shall procure that the appropriate notations are made on the Schedule hereto.

Insofar as the Temporary Global Instrument by which the Instruments were initially represented has been exchanged in part only for this Permanent Global Instrument and is then to be further exchanged as to the remaining principal amount or part thereof for this Permanent Global Instrument, then upon presentation of this Permanent Global Instrument to the Issue and Paying Agent at its specified office and to the extent that the aggregate principal amount of such Temporary Global Instrument is then reduced by reason of such further exchange, the Issuer shall procure that (i) the aggregate principal amount of the Instruments in respect of which such further exchange is then made and (ii) the new principal amount of this Permanent Global Instrument (which shall be the previous principal amount hereof plus the amount referred to at (i) above) are noted on the Schedule hereto, whereupon the principal amount of this Permanent Global Instrument shall for all purposes be as most recently noted.

This Permanent Global Instrument is governed by, and shall be construed in accordance with the laws of the State of New York and, to the extent applicable, U.S. Federal law.

This Permanent Global Instrument shall not be valid for any purpose until authenticated for and on behalf of Morgan Guaranty Trust Company of New York, London office as fiscal agent.

AS WITNESS the [facsimile/manual] signature of a duly authorised officer of the Issuer.

                                 THE SCHEDULE

      PAYMENTS, DELIVERY OF DEFINITIVE INSTRUMENTS, FURTHER EXCHANGES OF
       THE TEMPORARY GLOBAL INSTRUMENT, EXERCISE OF OPTIONS, FORFEITURE
   (IN THE CASE OF PARTLY PAID INSTRUMENTS) AND CANCELLATION OF INSTRUMENTS


=================================================================================================================================
 Date of payment,        Amount of         Amount of          Aggregate amount     Aggregate              Aggregate
 delivery, further       interest then     principal then     of Partly Paid       principal amount       principal
 exchange of Temporary   paid              paid               Instalments, then    of Definitive          amount of Instruments
 Global Instrument,                                           paid (in the case    Instruments            then cancelled or,
 exercise of option                                           of Partly Paid       then delivered         in the case of
 (and date upon which                                         Instruments)                                Partly Paid
 exercise is                                                                                              Instruments,
 effective),                                                                                              forfeited
 forfeiture or
 cancellation
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

==================================================================================================================================
Aggregate              Aggregate                Current                       Authorized
principal              principal                principal                     signature of the
amount of              amount in                amount of                     issue and
further                respect of               this Global                   Paying Agent
exchanges              which option             Instrument
of                     is exercised
Temporary
Global
Instrument
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

CAPITAL ONE BANK

By: [manual/facsimile signature]
    (duly authorised)


ISSUED in London as of [          ] 19[  ]


AUTHENTICATED for and on behalf of
MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, LONDON OFFICE
as fiscal agent without recourse,
warranty or liability

By: [manual signature]
    (duly authorised)

                                EXCHANGE NOTICE

 ............................., being the bearer of this Global Instrument at the time of its deposit with the Issue and Paying Agent at its specified office for the purposes of the Instruments, hereby exercises the option set out above to have this Global Instrument exchanged in whole for Definitive Instruments and directs that such Definitive Instruments be made available for collection by it from the Issue and Paying Agent's specified office.



By:   ...............................
         (duly authorised)

                              THE THIRD SCHEDULE

                         FORM OF DEFINITIVE INSTRUMENT



[On the face of the Instrument:]

Series Number:    [             ]
                                                           Serial Number: [   ]
[Tranche Number:  [         ]]

[Denomination]


ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                               CAPITAL ONE BANK
       (incorporated in the State of Virginia, United States of America)

                Programme for the Issuance of Debt Instruments

                    [AGGREGATE PRINCIPAL AMOUNT OF TRANCHE]
                            [TITLE OF INSTRUMENTS]

Capital One Bank (the "ISSUER") for value received promises, all in accordance with the terms and conditions endorsed hereon (the "TERMS AND CONDITIONS") to pay to the bearer upon presentation or, as the case may be, surrender hereof on the maturity date specified in the Terms and Conditions or on such earlier date as the same may become payable in accordance therewith the Redemption Amount or, if this Instrument is an Instalment Instrument, such Instalment Amounts on such dates as may be specified in the Terms and Conditions or if this Instrument shall become due and payable on any other date, the Redemption Amount and to pay interest and all other amounts as may be payable pursuant to the Terms and Conditions, all subject to and in accordance therewith.

Words and expressions defined in the Terms and Conditions shall have the same meanings when used on the face of this Instrument.

This Instrument is issued pursuant to an Issue and Paying Agency Agreement (as supplemented, amended or replaced, the "ISSUE AND PAYING AGENCY AGREEMENT") dated 24 October 1997 and made between the Issuer and Morgan Guaranty Trust Company of New York, London office in its capacity as fiscal agent (the "ISSUE AND PAYING AGENT" which expression shall include any successor to Morgan Guaranty Trust Company of New York, London office in its capacity as such) and certain other financial institutions named therein.

[This Instrument shall not/Neither this Instrument nor any of the interest coupons[, talons or receipts] appertaining hereto shall] be valid for any purpose until this Instrument has been authenticated for and on behalf of the Issue and Paying Agent.

This Instrument is governed by, and shall be construed in accordance with, the laws of the State of New York and, to the extent applicable, U.S. Federal law.

AS WITNESS the manual/facsimile signature of a duly authorised officer on behalf of the Issuer.


CAPITAL ONE BANK

By: [manual/facsimile signature]
     (duly authorised)

ISSUED in London as of [          ] 19[  ]

AUTHENTICATED for and on behalf of
MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, LONDON OFFICE
as fiscal agent
without recourse, warranty or liability

By: [manual signature]
     [(duly authorised)]

[On the reverse of the Instruments:]


                             TERMS AND CONDITIONS

[As contemplated in the Information Memorandum and as amended supplemented or replaced by the relevant Pricing Supplement]



[At the foot of the Terms and Conditions:]


                            ISSUE AND PAYING AGENT

                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                            60 Victoria Embankment
                                London EC4Y 0JP



                                 PAYING AGENTS

  MORGAN GUARANTY TRUST COMPANY OF NEW YORK    KREDIETBANK S.A. LUXEMBOURGEOISE

35 Avenue de Arts                                    43 Boulevard Royal
Brussels B-10

                               FORMS OF COUPONS

[Attached to the Instruments (interest-bearing, fixed rate or fixed coupon amount and having Coupons):]


[On the front of Coupon:]


CAPITAL ONE BANK
PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

[AMOUNT AND TITLE OF INSTRUMENTS]

Series No:   [    ]
                                            Serial Number of Instrument: [     ]
Tranche No:  [    ]

Coupon for [set out the amount due] due on [date] [Interest Payment Date falling in [month, year]]/4/

Such amount is payable (subject to the Terms and Conditions applicable to the Instrument to which this Coupon appertains, which shall be binding on the Holder of this Coupon whether or not it is for the time being attached to such Instrument) against surrender of this Coupon at the specified office of the Issue and Paying Agent or any of the Paying Agents set out on the reverse hereof (or any other or further fiscal or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such Terms and Conditions).

[The attention of Couponholders is drawn to Condition 9A.05(i) of the Terms and Conditions. The Instrument to which this Coupon appertains may, in certain circumstances specified in such Terms and Conditions, fall due for redemption before the due date in relation to this Coupon. In such event the Paying Agent to which such Instrument is presented for redemption may determine, in accordance with the aforesaid Condition 9A.05(i) that this Coupon is to become void.]/5/

AS WITNESS the Issuer has caused this Coupon to be duly executed by the manual/facsimile signature of a duly authorised officer on behalf of the Issuer.

[         ]
By:  [manual/facsimile signature]
     (duly authorised)

________________________________________________________________________________
/4/ Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention.

/5/ This wording is only required if the provisions of paragraph (i) of Condition 9A.05 apply and the aggregate amount of interest payments due in respect of the relevant Instrument exceeds the Redemption Amount due in respect of such Instrument.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[Attached to the Instrument (interest-bearing, floating rate or variable coupon amount and having Coupons):]

CAPITAL ONE BANK
PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

[AMOUNT AND TITLE OF INSTRUMENTS]

Series No:   [   ]
                                             Serial Number of Instrument: [    ]
Tranche No:  [   ]

Coupon for the amount due on [date] [Interest Payment Date falling in [month, year]]/6/

[Coupon relating to the Instrument in the principal amount of [    ]]/7/

Such amount is payable (subject to the Terms and Conditions applicable to the Instrument to which this Coupon appertains, which shall be binding on the Holder of this Coupon whether or not it is for the time being attached to such Instrument) against surrender of this Coupon at the specified office of the Issue and Paying Agent or any of the Paying Agents set out on the reverse hereof (or any other or further fiscal or paying agents and/or specified offices from time to time designated for the purpose by notice duly given in accordance with such Terms and Conditions).

[The Instrument to which this Coupon appertains may, in certain circumstances specified in such Terms and Conditions, fall due for redemption before the due date in relation to this Coupon. In such event, this Coupon will become void and no payment will be made in respect hereof.]/8/

AS WITNESS the Issuer has caused this Coupon to be duly executed by the manual/facsimile signature of a duly authorised officer on behalf of the Issuer.

[          ]
By:  [manual/facsimile signature]
     (director/duly authorised)


_______________________________________________________________________
/6/ Only necessary where Interest Payment Dates are subject to adjustment in accordance with a Business Day Convention.

/7/ This wording is only required for Instruments which are issued in more than one denomination.

/8/  Delete if the provisions of paragraph (ii) of Condition 9A.05 do not apply.

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

[On the reverse of each Coupon:]

ISSUE AND PAYING       MORGAN GUARANTY TRUST COMPANY OF NEW YORK
AGENT:                 60 Victoria Embankment
                       London EC4Y 0JP

PAYING                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK
AGENTS:                35 Avenue de Arts
                       Brussels B-1040

                       KREDIETBANK S.A. LUXEMBOURGEOISE
                       43 Boulevard Royal
                       L-2955 Luxembourg

                                 FORM OF TALON


                               CAPITAL ONE BANK
                PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

                       [AMOUNT AND TITLE OF INSTRUMENTS]

Series No:  [      ]
                                           Serial Number of Instrument: [      ]
Tranche No: [      ]


Talon for further Coupons

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


After all the Coupons appertaining to the Instrument to which this Talon appertains have matured, further Coupons [(including, where appropriate, a Talon for further Coupons)] will be issued at the specified office of the Issue and Paying Agent or any of the Paying Agents set out in the reverse hereof (or any other or further paying agents and/or specified offices from time to time designated by notice duly given in accordance with the Terms and Conditions applicable to the Instrument to which this Talon appertains (which shall be binding on the Holder of this Talon whether or not it is for the time being attached to such Instrument)) upon production and surrender of this Talon upon and subject to such Terms and Conditions.

Under the said Terms and Conditions, such Instrument may, in certain circumstances, fall due for redemption before the original due date for exchange of this Talon and in any such event this Talon shall become void and no exchange shall be made in respect hereof.

[On the reverse of each Talon:]


ISSUE AND PAYING       MORGAN GUARANTY TRUST COMPANY OF NEW YORK
AGENT:                 60 Victoria Embankment
                       London EC4Y 0JP

PAYING                 MORGAN GUARANTY TRUST COMPANY OF NEW YORK
AGENTS:                35 Avenue de Arts
                       Brussels B-1040

                       KREDIETBANK S.A. LUXEMBOURGEOISE
                       43 Boulevard Royal
                       L-2955 Luxembourg

                                FORM OF RECEIPT

                               CAPITAL ONE BANK
                PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS


                       [AMOUNT AND TITLE OF INSTRUMENTS]


Series No:  [      ]
                                           Serial Number of Instrument: [      ]
Tranche No: [      ]


Receipt for the sum of [          ] being the instalment of principal payable in
accordance with the Terms and Conditions endorsed on the Instrument to which
this Receipt appertains on [          ].

This Receipt is issued subject to and in accordance with the Terms and Conditions applicable to the Instrument to which this Receipt appertains which shall be binding on the Holder of this Receipt whether or not it is for the time being attached to such Instrument.

This Receipt must be presented for payment together with the Instrument to which it appertains in accordance with the Terms and Conditions.

This Receipt is not and shall not in any circumstances be deemed to be a document of title and if separated from the Instrument to which it appertains will not represent any obligation of the Issuer. Accordingly, the presentation of such Instrument without this Receipt or the presentation of this Receipt without such Instrument will not entitle the Holder to any payment in respect of the relevant instalment of principal.

If the Instrument to which this Receipt appertains shall have become due and payable before the due date for payment of the instalment of principal relating to this Receipt, this Receipt shall become void and no payment shall be made in respect of it.

                              THE FOURTH SCHEDULE

             PROVISIONS FOR MEETINGS OF THE HOLDERS OF INSTRUMENTS

1. DEFINITIONS: In this Agreement and the Conditions, the following expressions have the following meanings:

     "BLOCK VOTING INSTRUCTION" means, in relation to any Meeting, a document in the English language issued by a Paying Agent:

     (a) certifying that certain specified Instruments (the "DEPOSITED INSTRUMENTS") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

          (i)  the conclusion of the Meeting; and

          (ii) the surrender to such Paying Agent, not less than 48 hours before the time fixed for the Meeting (or, if the Meeting has been adjourned, the time fixed for its resumption), of the receipt for the deposited or blocked Instruments and notification thereof by such Paying Agent to the Issuer;

     (b) certifying that the depositor of each deposited Instrument or a duly authorised person on its behalf has instructed the relevant Paying Agent that the votes attributable to such deposited Instrument are to be cast in a particular way on each resolution to be put to the Meeting and that, during the period of 48 hours before the time fixed for the Meeting, such instructions may not be amended or revoked;

     (c) listing the total number and (if in definitive form) the certificate numbers of the deposited Instruments, distinguishing for each resolution between those in respect of which instructions have been given to vote for, or against, the resolution; and

     (d) authorising a named individual or individuals to vote in respect of the deposited Instruments in accordance with such instructions;

     "CHAIRMAN" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 7 (Chairman);

     "EXTRAORDINARY RESOLUTION" means a resolution passed at a Meeting duly convened and held in accordance with this Schedule by a majority of not less than three quarters of the votes cast;

     "MEETING" means a meeting of Holders (whether originally convened or resumed following an adjournment);


     "PROXY" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction other than:

     0.1 any such person whose appointment has been revoked and in relation to whom the Issue and Paying Agent has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and

     (b) any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at the Meeting when it is resumed;

     "RELEVANT FRACTION" means:

     (a) for all business other than voting on an Extraordinary Resolution, one tenth;

     (b) for voting on any Extraordinary Resolution other than one relating to a Reserved Matter, one more than half; and

     (c) for voting on any Extraordinary Resolution relating to a Reserved Matter, three quarters;

     provided, however, that, in the case of a Meeting which has resumed after adjournment for want of a quorum it means:

     (i) for all business other than voting on an Extraordinary Resolution relating to a Reserved Matter, the fraction of the Outstanding Principal Amount of the Instruments represented or held by the Voters actually present at the Meeting; and

     (ii) for voting on any Extraordinary Resolution relating to a Reserved Matter, one quarter;

     "RESERVED MATTER" means any proposal:

     0.1 to change any date fixed for payment of principal or interest in respect of the Instruments, to reduce the amount of principal or interest payable on any date in respect of the Instruments or to alter the method of calculating the amount of any payment in respect of the Instruments on redemption or maturity or the date for any such payment;

     (b) to effect the exchange or substitution of the Instruments for, or the conversion of the Instruments into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed;

     (c) to change the currency in which amounts due in respect of the Instruments are payable;

     (d) to change the quorum required at any Meeting or the majority required to pass an Extraordinary Resolution; or

     (e)  to amend this definition;

     "VOTER" means, in relation to any Meeting, the bearer of a Voting Certificate, a Proxy or the bearer of a Definitive Instrument who produces such Definitive Instrument at the Meeting;

     "VOTING CERTIFICATE" means, in relation to any Meeting, a certificate in the English language issued by a Paying Agent and dated in which it is stated:

     (a) that certain specified Instruments (the "DEPOSITED INSTRUMENTS") have been deposited with such Paying Agent (or to its order at a bank or other depositary) or blocked in an account with a clearing system and will not be released until the earlier of:

          (i)  the conclusion of the Meeting; and

          (ii) the surrender of such certificate to such Paying Agent; and

     (b) that the bearer of such certificate is entitled to attend and vote at the Meeting in respect of the deposited Instruments;

     "WRITTEN RESOLUTION" means a resolution in writing signed by or on behalf of all Holders of Instruments who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the Instruments;

     "24 HOURS" means a period of 24 hours including all or part of a day upon which banks are open for business in both the places where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business as aforesaid; and

     "48 HOURS" means 2 consecutive periods of 24 hours.

2. ISSUE OF VOTING CERTIFICATES AND BLOCK VOTING INSTRUCTIONS: The Holder of an Instrument may obtain a Voting Certificate from any Paying Agent or require any Paying Agent to issue a Block Voting Instruction by depositing such Instrument with such Paying Agent or arranging for such Instrument to be (to its satisfaction) held to its order or under its control or blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. A Voting Certificate or Block Voting Instruction shall be valid until the release of the deposited Instruments to which it relates. So long as a Voting Certificate or Block Voting Instruction is valid, the bearer thereof (in the case of a Voting Certificate) or any Proxy named therein (in the case of a Block Voting Instruction) shall be deemed to be the Holder of the Instruments to which it relates for all purposes in connection with the Meeting. A Voting Certificate and a Block Voting Instruction cannot be outstanding simultaneously in respect of the same Instrument.

3. REFERENCES TO DEPOSIT/RELEASE OF INSTRUMENTS: Where Instruments are represented by a Global Instrument or are held in definitive form within a clearing system, references to the deposit, or release, of Instruments shall be construed in accordance with the usual practices (including blocking the relevant account) of such clearing system.

4. VALIDITY OF BLOCK VOTING INSTRUCTIONS: A Block Voting Instruction shall be valid only if it is deposited at the Specified Office of the Issue and Paying Agent, or at some other place approved by the Issue and Paying Agent, at least 24 hours before the time fixed for the relevant Meeting or the Chairman decides otherwise before the Meeting proceeds to business. If the Issue and Paying Agent requires, a notarised copy of each Block Voting Instruction and satisfactory proof of the identity of each Proxy named therein shall be produced at the Meeting, but the Issue and Paying Agent shall not be obliged to investigate the validity of any Block Voting Instruction or the authority of any Proxy.

5. CONVENING OF MEETING: The Issuer may convene a Meeting at any time, and shall be obliged to do so upon the request in writing of Holder holding not less than one tenth of the Outstanding Principal Amount of the Instruments.

6. NOTICE: At least 21 days' notice (exclusive of the day on which the notice is given and of the day on which the relevant Meeting is to be held) specifying the date, time and place of the Meeting shall be given to the Holder and the Paying Agents (with a copy to the Issuer). The notice shall set out the full text of any resolutions to be proposed and shall state that the Instruments may be deposited with, or to the order of, any Paying Agent for the purpose of obtaining Voting Certificates or appointing Proxies not later than 48 hours before the time fixed for the Meeting.

7. CHAIRMAN: An individual (who may, but need not, be a Holder) nominated in writing by the Issuer may take the chair at any Meeting but, if no such nomination is made or if the individual nominated is not present within 15 minutes after the time fixed for the Meeting, those present shall elect one of themselves to take the chair failing which, the Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was the Chairman of the original Meeting.

8. QUORUM: The quorum at any Meeting shall be at least two Voters representing or holding not less than the Relevant Fraction of the Outstanding Principal Amount of the Instruments; provided, however, that, so long as at least the Relevant Fraction of the Outstanding Principal Amount of the Instruments is represented by a Global Instrument, a single Proxy representing the Holder thereof shall be deemed to be two Voters for the purpose of forming a quorum.

9. ADJOURNMENT FOR WANT OF QUORUM: If within 15 minutes after the time fixed for any Meeting a quorum is not present, then:

     (a)  in the case of a Meeting requested by Holder, it shall be dissolved;
          and

     (b) in the case of any other Meeting, it shall be adjourned for such period (which shall be not less than 14 days and not more than 42 days) and to such place as the Chairman determines; provided, however, that:

          (i)  the Meeting shall be dissolved if the Issuer so decides; and

          (ii) no Meeting may be adjourned more than once for want of a quorum.

10. ADJOURNED MEETING: The Chairman may, with the consent of (and shall if directed by) any

Meeting, adjourn such Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully have been transacted at the Meeting from which the adjournment took place.

11. NOTICE FOLLOWING ADJOURNMENT: Paragraph 6 (Notice) shall apply to any Meeting which is to be resumed after adjournment for want of a quorum save that:

     (a) 10 days' notice (exclusive of the day on which the notice is given and of the day on which the Meeting is to be resumed) shall be sufficient; and

     (b) the notice shall specifically set out the quorum requirements which will apply when the Meeting resumes.

It shall not be necessary to give notice of the resumption of a Meeting which has been adjourned for any other reason.

12.  PARTICIPATION:  The following may attend and speak at a Meeting:

     (a)  Voters;

     (b)  representatives of the Issuer and the Issue and Paying Agent;

     (c)  the financial advisers of the Issuer;

     (d)  the legal counsel to the Issuer and the Issue and Paying Agent; and

     (e)  any other person approved by the Meeting.

13. SHOW OF HANDS: Every question submitted to a Meeting shall be decided in the first instance by a show of hands. Unless a poll is validly demanded before or at the time that the result is declared, the Chairman's declaration that on a show of hands a resolution has been passed, passed by a particular majority, rejected or rejected by a particular majority shall be conclusive, without proof of the number of votes cast for, or against, the resolution.

14. POLL: A demand for a poll shall be valid if it is made by the Chairman, the Issuer or one or more Voters representing or holding not less than one fiftieth of the Outstanding Principal Amount of the Instruments. The poll may be taken immediately or after such adjournment as the Chairman directs, but any poll demanded on the election of the Chairman or on any question of adjournment shall be taken at the Meeting without adjournment. A valid demand for a poll shall not prevent the continuation of the relevant Meeting for any other business as the Chairman directs.

15.  VOTES:  Every Voter shall have:

     (a)  on a show of hands, one vote; and

     (b) on a poll, the number of votes obtained by dividing that fraction of the Outstanding Principal of the Instruments represented or held by him by the lowest denomination of the Instruments.

In the case of a voting tie the Chairman shall have a casting vote.

Unless the terms of any Block Voting Instruction state otherwise, a Voter shall not be obliged to exercise all the votes to which he is entitled or to cast all the votes which he exercises in the same way.

16. VALIDITY OF VOTES BY PROXIES: Any vote by a Proxy in accordance with the relevant Block Voting Instruction shall be valid even if such Block Voting Instruction or any instruction pursuant to which it was given has been amended or revoked, provided that the Issue and Paying Agent has not been notified in writing of such amendment or revocation by the time which is 24 hours before the time fixed for the relevant Meeting. Unless revoked, any appointment of a Proxy under a Block Voting Instruction in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction Proxy to vote at the Meeting when it is resumed.

17. POWERS: A Meeting shall have power (exercisable by Extraordinary Resolution), without prejudice to any other powers conferred on it or any other person:

     (a)  to approve any Reserved Matter;

     (b) to approve any proposal by the Issuer for any modification, abrogation, variation or compromise of any of the Conditions or any arrangement in respect of the obligations of the Issuer under or in respect of the Instruments;

     (c) to approve the substitution of any person for the Issuer (or any previous substitute) as principal obligor under the Instruments;

     (d) to waive any breach or authorise any proposed breach by the Issuer of its obligations under or in respect of the Instruments or any act or omission which might otherwise constitute an event of default under the Instruments;

     (e) to authorise the Issue and Paying Agent or any other person to execute all documents and do all things necessary to give effect to any Extraordinary Resolution;

     (f) to give any other authorisation or approval which is required to be given by Extraordinary Resolution; and

     (g) to appoint any persons as a committee to represent the interests of the Holder and to confer upon such committee any powers which the Holder could themselves exercise by Extraordinary Resolution.

17. EXTRAORDINARY RESOLUTION BINDS ALL HOLDERS: An Extraordinary Resolution shall be binding upon all Holders and Holders of Coupons, Talons and Receipts whether or not present at such Meeting and each of the Holders shall be bound to give effect to it accordingly. Notice of the result of every vote on an Extraordinary Resolution shall be given to the Holders and the Paying Agents (with a copy to the Issuer) within 14 days of the conclusion of the Meeting.

18. MINUTES: Minutes shall be made of all resolutions and proceedings at each Meeting. The Chairman shall sign the minutes, which shall be prima facie evidence of the proceedings recorded therein. Unless and until the contrary is proved, every such Meeting in respect of the proceedings of which minutes have been summarised and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

19. WRITTEN RESOLUTION: A Written Resolution shall take effect as if it were an Extraordinary Resolution.

                              THE FIFTH SCHEDULE

     THE SPECIFIED OFFICES OF THE PAYING AGENTS AND THE CALCULATION AGENT

The Issue and Paying Agent and Calculation Agent:

    Morgan Guaranty Trust Company of New York
    60 Victoria Embankment
    London EC4Y 0JP

    Telex:     896631 MGT G
    Fax:       +44 171 325 0522

    Attention: Global Trust & Agency Services


The other Paying Agents:

    Morgan Guaranty Trust Company of New York
    35 Avenue de Arts
    Brussels B-1040


    Telex:     61025 MTE CB
    Fax:       + 322 224 1431

    Attention: Global Trust & Agency Services


    Kredietbank S.A. Luxembourgeoise
    43 Boulevard Royal
    L-2955 Luxembourg



    Telex:     3418 KBLUX LU
    Fax:       + 352 4797 5270
    Attention: Division Coupons

                              THE SIXTH SCHEDULE

                         [ON LETTERHEAD OF THE ISSUER]

                     CALCULATION AGENT APPOINTMENT LETTER
              [for use if the Calculation Agent is NOT a Dealer]

                                                            [Date]


[Name of Calculation Agent]
[Address]



Dear Sirs,

CAPITAL ONE BANK
PROGRAMME FOR THE ISSUANCE OF DEBT INSTRUMENTS

We refer to the Issue and Paying Agency Agreement dated 24 October 1997 entered into in respect of the above Programme for the Issuance of Debt Instruments (such agreement, as modified or amended from time to time, the "ISSUE AND PAYING AGENCY AGREEMENT") between ourselves as Issuer, Morgan Guaranty Trust Company of New York, London office as fiscal agent and certain other financial institutions named therein, a copy of which has been supplied to you by us.

Words and expressions defined in the Issue and Paying Agency Agreement shall have the same meanings when used herein.

EITHER

[We hereby appoint you as Calculation Agent at your specified office detailed in the Confirmation as our agent in relation to [specify relevant Series of Instruments] (the "INSTRUMENTS") upon the terms of the Issue and Paying Agency Agreement for the purposes specified in the Issue and Paying Agency Agreement and in the Terms and Conditions and all matters incidental thereto.]/9/

OR

[We hereby appoint you as Calculation Agent at your specified office detailed in the Confirmation set out below as our agent in relation to each Series of Instruments in respect of which you are named as Calculation Agent in the relevant Pricing Supplement upon the terms of the Issue and Paying Agency

________________________________________________________________________________

/9/ The Appointment Letter may either be used to appoint an institution as Calculation Agent in respect of a particular Series of Instruments (first alternative wording) or in respect of more than one Series of Instruments (second alternative wording). Under the second alternative wording, the Calculation Agent agrees to act as such in relation to any Series of Instruments in respect of which it is named as Calculation Agent in the relevant Pricing Supplement.

Agreement and (in relation to each such Series of Instruments) in the Terms and Conditions and all matters incidental thereto.]

We hereby agree that, notwithstanding the provisions of the Issue and Paying Agency Agreement or the Terms and Conditions, your appointment as Calculation Agent may only be revoked in accordance with Condition 11.01 thereof if you have been negligent in the exercise of your obligations thereunder or have failed to exercise or perform your obligations thereunder.

Please complete and return to us the Confirmation on the copy of this letter duly signed by an authorised signatory confirming your acceptance of this appointment.

This letter is governed by and construed in accordance with English law and the provisions of Section 15 of the Issue and Paying Agency Agreement shall apply to this letter as if set out herein in full.

Yours faithfully


CAPITAL ONE BANK

CONFIRMATION

EITHER

We hereby accept our appointment as Calculation Agent of the Issuer in relation to the Instruments, and shall perform all matters expressed to be performed by the Calculation Agent in, and shall otherwise comply with, the Terms and Conditions and the provisions of the Issue and Paying Agency Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

OR

We hereby accept our appointment as Calculation Agent of the Issuer in relation to each Series of Instruments in respect of which we are named as Calculation Agent in the relevant Pricing Supplement, and shall perform all matters expressed to be performed by the Calculation Agent in, and shall otherwise comply with (in relation to each such Series of Instruments) the Terms and Conditions and the provisions of the Issue and Paying Agency Agreement and, in connection therewith, shall take all such action as may be incidental thereto.

For the purposes of [the Instruments] [each such Series of Instruments] and the Issue and Paying Agency Agreement our specified office and communication details are as follows:

    Address:   [

                          ]

    Telex:     [          ]
    Fax:       [          ]
    Attention: [          ]


[Calculation Agent]

By:


Date:

[For the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September 1968, the undersigned expressly and specifically agrees in the terms of Clause 15.02 and 15.03 of the Issue and Paying Agency Agreement as it is incorporated into this letter agreement.]/10/

[         ]

________________________________________________________________________________
/10/    Insert only where Calculation Agent is domiciled in Luxembourg.

By:

                                  SIGNATURES

CAPITAL ONE BANK

By:         /s/
    -----------------------
    S. TISA


MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, LONDON OFFICE
as Issue and Paying Agent,
and Calculation Agent

By:         /s/
    -----------------------
    R. THOROGOOD


MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BRUSSELS OFFICE as Paying Agent

By:         /s/
    -----------------------
    R. THOROGOOD



KREDIETBANK S.A. LUXEMBOURGEOISE
as Paying Agent

By:         /s/
    -----------------------
    R. THOROGOOD



For the purposes of Article 1 of the Protocol annexed to the Convention on Jurisdiction and the Enforcement of Judgments in Civil and Commercial Matters signed at Brussels on 27 September 1968, the undersigned expressly and specifically agrees in the terms of Clause 15.02 and 15.03.]

KREDIETBANK S.A. LUXEMBOURGEOISE

By:         /s/
    -----------------------
    R. THOROGOOD